UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☒  Definitive Proxy Statement

☐  Definitive Additional Materials

☐  Soliciting Material Pursuant to Rule § 240.14a-12

MAJESCO ENTERTAINMENT COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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February 27, 2009

Dear Stockholder,

You are cordially invited to attend the 2009 Annual Meeting of Stockholders of Majesco Entertainment Company to be held at 9:30 a.m. (local time) on April 21, 2009, at Majesco’s offices, located at 160 Raritan Center Parkway, Suite 1, Edison, New Jersey 08837.

The principal business of the meeting will be (i) to elect two Class I members to the Board of Directors, (ii) to approve a proposed amendment to our Amended and Restated 2004 Employee, Director and Consultant Incentive Plan to increase the aggregate number of shares available for issuance under this plan, (iii) to ratify the appointment of McGladrey & Pullen, LLP as our independent public accountants for the fiscal year ending October 31, 2009, and (iv) to transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

We hope you will be able to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, it is important that your shares are represented. Therefore, when you have finished reading the proxy statement, you are urged to complete, sign, date and return the enclosed proxy card promptly in accordance with the instructions set forth on the card. This will ensure your proper representation at the Annual Meeting, whether or not you can attend.

Sincerely,

/s/  Jesse Sutton
Jesse Sutton
Chief Executive Officer

YOUR VOTE IS IMPORTANT.
PLEASE RETURN YOUR PROXY PROMPTLY.

MAJESCO ENTERTAINMENT COMPANY

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be Held Tuesday, April 21, 2009

To the Stockholders of Majesco Entertainment Company:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Majesco Entertainment Company, a Delaware corporation, will be held at 9:30 a.m. (local time) on April 21, 2009, at Majesco’s offices, located at 160 Raritan Center Parkway, Suite 1, Edison, New Jersey 08837, for the purpose of considering and taking action on the following proposals:

1.	To elect two Class I members to the Board of Directors.

2.	To approve a proposed amendment to our Amended and Restated 2004 Employee, Director and Consultant Incentive Plan to increase the number of shares available for issuance thereunder in the amount of 3,000,000 shares.

3.	To ratify the appointment of McGladrey & Pullen, LLP as our independent public accountants for the fiscal year ending October 31, 2009.

4.	To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

The foregoing business items are more fully described in the following pages, which are made part of this Notice.

WHO MAY VOTE:

You may vote if you were the record owner of Majesco stock at the close of business on February 24, 2009. The Board of Directors has fixed the close of business on February 24, 2009 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. A list of stockholders of record will be available at the meeting and, during the 10 days prior to the meeting, at the office of the Secretary at the above address.

All stockholders are cordially invited to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, you are requested to complete, sign, date and return the enclosed proxy card as soon as possible in accordance with the instructions on the proxy card. A pre-addressed, postage prepaid return envelope is enclosed for your convenience.

BY ORDER OF THE BOARD OF DIRECTORS

/s/  Adam Sultan
Adam Sultan
Secretary

February 27, 2009

i

MAJESCO ENTERTAINMENT COMPANY

160 Raritan Center Parkway, Suite 1
Edison, New Jersey 08837
(732) 225-8910

PROXY STATEMENT

FOR MAJESCO ENTERTAINMENT COMPANY
2009 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 21, 2009

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

Why Did You Send Me This Proxy Statement?

We sent you this proxy statement in connection with the solicitation by the Board of Directors of Majesco Entertainment Company, a Delaware corporation, of proxies, in the accompanying form, to be used at the Annual Meeting of Stockholders to be held at 9:30 a.m. (local time) on April 21, 2009, at Majesco’s offices, located at 160 Raritan Center Parkway, Suite 1, Edison, New Jersey 08837, and any adjournments thereof. This proxy statement along with the accompanying Notice of Annual Meeting of Stockholders summarizes the purposes of the meeting and the information you need to know to vote at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on April 21, 2009: The proxy statement and annual report to security holders are available at www.amstock.com/proxyservices/viewmaterials.asp.

This proxy statement, the accompanying proxy and, though not part of this proxy statement, our 2008 Annual Report, which includes our financial statements for the fiscal year ended October 31, 2008, are being mailed on or about February 27, 2009 to all stockholders entitled to notice of and to vote at the meeting. You can also find a copy of our 2008 Annual Report on Form 10-K on the Internet through the SEC’s electronic data system called EDGAR at www.sec.gov or through the “Investor Relations” section of our website at www.majescoentertainment.com.

Who Can Vote?

Only stockholders who owned Majesco common stock at the close of business on February 24, 2009, are entitled to vote at the Annual Meeting. On that record date, there were 30,289,593 shares of Majesco common stock outstanding and entitled to vote. Majesco common stock is our only class of voting stock.

You do not need to attend the meeting to vote your shares. Shares represented by valid proxies, received in time for the meeting and not revoked prior to the meeting, will be voted at the meeting. A stockholder may revoke a proxy before the proxy is voted by delivering to our Secretary a signed statement of revocation or a duly executed proxy card bearing a later date. Any stockholder who has executed a proxy card but attends the meeting in person may revoke the proxy and vote at the meeting.

How Many Votes Do I Have?

Each share of Majesco common stock that you own entitles you to one vote.

How Do I Vote?

Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. Voting by proxy will not affect your right to attend the Annual Meeting. If your shares are registered directly in your name through our stock transfer agent, American Stock Transfer & Trust Company, or you have stock certificates, you may vote:

•	By mail. Complete and mail the enclosed proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board of Directors.

•	In person at the meeting. If you attend the meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting.

If your shares are held in “street name” (held in the name of a bank, broker or other nominee), you must provide the bank, broker or other nominee with instructions on how to vote your shares and can do so as follows:

•	By Internet or by telephone. Follow the instructions you receive from your broker to vote by Internet or telephone.

•	By mail. You will receive instructions from your broker or other nominee explaining how to vote your shares.

•	In person at the meeting. Contact the broker or other nominee who holds your shares to obtain a broker’s proxy card and bring it with you to the meeting. You will not be able to attend the Annual Meeting unless you have a proxy card from your broker.

How Does The Board Of Directors Recommend That I Vote On The Proposals?

The Board of Directors recommends that you vote as follows:

•	“FOR” the election of our Board of Directors’ nominees for Class I directors set forth on the proxy card included in this proxy statement;

•	“FOR” the proposed amendment to our Amended and Restated 2004 Employee, Director and Consultant Incentive Plan to increase the number of shares available for issuance thereunder in the amount of 3,000,000 shares; and

•	“FOR” ratification of the selection of McGladrey & Pullen, LLP as our independent auditors for our fiscal year ending October 31, 2009.

If any other matter is presented, the proxy card provides that your shares will be voted by the proxy holder listed on the proxy card in accordance with his or her best judgment. At the time this proxy statement was printed, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this proxy statement.

May I Revoke My Proxy?

If you give us your proxy, you may revoke it at any time before the Annual Meeting. You may revoke your proxy in any one of the following ways:

•	signing a new proxy card and submitting it as instructed above;

•	if your shares are held in street name, re-voting by Internet or by telephone as instructed above — only your latest Internet or telephone vote will be counted;

•	notifying Majesco’s Secretary in writing before the Annual Meeting that you have revoked your proxy; or

•	attending the Annual Meeting in person and voting in person. Attending the Annual Meeting in person will not in and of itself revoke a previously submitted proxy unless you specifically request it.

What If I Receive More Than One Proxy Card?

You may receive more than one proxy card or voting instruction form if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described under “How Do I Vote?” on the proxy card for each account to ensure that all of your shares are voted.

Will My Shares Be Voted If I Do Not Return My Proxy Card?

If your shares are registered in your name or if you have stock certificates, they will not be voted if you do not return your proxy card by mail or vote at the Annual Meeting as described above under “How Do I Vote?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above under “How Do I Vote?,” the bank, broker or other nominee has the authority, even if it does not receive instructions from you, to vote your unvoted shares for Proposal 1, the election of the nominees to the Board of Directors, unless a contest for election of nominees to the Board of Directors has been commenced by the filing of a preliminary or definitive proxy statement by a party other than the Company prior to the date the broker proposes to vote your unvoted shares, and for Proposal 3, the ratification of the independent auditors but does not have authority to vote for Proposal 2, the proposed amendment to our Amended and Restated 2004 Employee, Director and Consultant Incentive Plan. We encourage you to provide voting instructions. This ensures your shares will be voted at the Annual Meeting in the manner you desire. If your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority, this is referred to as a “broker non-vote.”

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Elect Class I Directors	The nominees for director who receive the most votes (also known as a plurality) will be elected. Abstentions are not counted for purposes of electing directors. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name for the election of directors. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote.
Proposal 2: Approve a proposed amendment to our Amended and Restated 2004 Employee, Director and Consultant Incentive Plan to increase the number of shares available for issuance thereunder in the amount of 3,000,000 shares	The affirmative vote of a majority of the shares cast affirmatively or negatively for this proposal is required to approve the proposed amendment to our Amended and Restated 2004 Employee, Director and Consultant Incentive Plan. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal, therefore, any shares not voted by a customer will be treated as a broker non-vote, and such broker non-votes will have no effect on the results of this vote.

Proposal 3: Ratify Our Selection of McGladrey & Pullen, LLP as our Independent Auditors for 2009	The affirmative vote of a majority of the shares cast affirmatively or negatively for this proposal is required to ratify the selection of independent auditors. Abstentions will have no effect on the results of this vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent accountants. However, if our stockholders do not ratify the selection of McGladrey & Pullen, LLP as our independent public accountants for the fiscal year ending October 31, 2009, our Audit Committee of our Board of Directors will reconsider its selection.

What Constitutes a Quorum for the Annual Meeting?

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock entitled to vote at the meeting is necessary to constitute a quorum at the Annual Meeting. Votes of stockholders of record who are present at the Annual Meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Householding of Annual Disclosure Documents

In December 2000, the Securities and Exchange Commission adopted a rule concerning the delivery of annual disclosure documents. The rule allows us or brokers holding our shares on your behalf to send a single set of our annual report and proxy statement to any household at which two or more of our stockholders reside, if either we or the brokers believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both stockholders and us. It reduces the volume of duplicate information received by you and helps to reduce our expenses. The rule applies to our annual reports, proxy statements and information statements. Once stockholders receive notice from their brokers or from us that communications to their addresses will be “householded,” the practice will continue until stockholders are otherwise notified or until they revoke their consent to the practice. Each stockholder will continue to receive a separate proxy card or voting instruction card.

Those stockholders who either (i) do not wish to participate in “householding” and would like to receive their own sets of our annual disclosure documents in future years, or (ii) who share an address with another one of our stockholders and who would like to receive only a single set of our annual disclosure documents should follow the instructions described below:

•	Stockholders whose shares are registered in their own name should contact our transfer agent, American Stock Transfer & Trust Company, and inform them of their request by calling them at 1-800-937-5449 or writing them at 59 Maiden Lane, Plaza Level, New York, New York 10038.

•	Stockholders whose shares are held by a broker or other nominee should contact such broker or other nominee directly and inform them of their request. Stockholders should be sure to include their name, the name of their brokerage firm and their account number.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table is based upon 30,289,593 shares of common stock outstanding as of February 24, 2009, and sets forth, based on the public filings of such individuals and entities and our knowledge of securities issued by us to them, certain information concerning the ownership of voting securities of: (i) each current member of the Board of Directors, (ii) our Chief Executive Officer and other executive officers named in the Summary Compensation Table on page 11 of this proxy statement, (iii) all of our current directors and executive officers as a group, and (iv) each beneficial owner of more than 5% of the outstanding shares of any class of our voting securities. Except as otherwise indicated, addresses are c/o Majesco Entertainment Company, 160 Raritan Center Parkway, Suite 1, Edison, NJ 08837.

	Number of Shares		Voting
Common Stock	Beneficially Owned		Power

Robert S. Ellin	5,285,194	(1)	17.45%
Joseph Sutton	2,402,758	(2)	7.89%
S.A.C. Capital Advisors, LLC	2,090,000	(3)	6.90%
Adam Sutton	1,960,771	(4)	6.47%
Jesse Sutton	1,896,282	(5)	6.13%
Jon D. Gruber	1,708,450	(6)	5.64%
John Gross	559,957	(7)	1.82%
Gui Karyo	466,997		1.52%
Laurence Aronson	153,981	(8)	*
Allan Grafman	160,553	(9)	*
Louis Lipschitz	177,444	(10)	*
Mark Stewart	57,970	(11)	*
Stephen Wilson	109,116	(12)	*
Current Executive Officers and Directors as a Group	5,985,058	(13)	18.30%

*	Represents beneficial ownership of less than 1% of the shares of common stock.

(1)	Based on a Schedule 13D Filed with the SEC on July 29, 2008 and a Form 4 filed with the SEC on February 9, 2009. Includes: (a) 225,456 shares of common stock owned by Robert S. Ellin; (b) 4,705,184 shares of common stock owned by the Trinad Capital Master Fund, Ltd., of which Mr. Ellin is the managing director.; (c) 47,656 shares of common stock owned directly by Nancy J. Ellin, the spouse of Robert S. Ellin; (d) 225,456 shares of common stock owned directly by Atlantis Equities, Inc., a New York corporation of which Nancy J. Ellin is the sole stockholder; and (e) 81,442 shares of common stock owned by the Robert S. Ellin Profit Sharing Plan. Robert S. Ellin disclaims beneficial ownership of the shares of common stock directly beneficially owned by the Master Fund except to the extent of his pecuniary interests therein. Mr. Ellin also disclaims any beneficial ownership of shares of common stock owned directly by Mrs. Ellin, Atlantis Equities, Inc. and the Robert S. Ellin Profit Sharing Plan. The address is 2121 Avenue of the Stars, Suite 1650, Los Angeles, California 90067.

(2)	Includes 51,000 shares of common stock underlying outstanding options but does not include options that have not vested and are not vesting within 60 days.

(3)	Based on a Schedule 13G filed with the SEC on January 8, 2009. The address is 540 Madison Avenue, New York, New York 10022.

(4)	Includes 3,200 shares of common stock underlying outstanding options but does not include options that have not vested and are not vesting within 60 days. Adam Sutton is an employee of the Company and is the brother of Jesse and Joseph Sutton.

(5)	Includes 90,000 shares of common stock underlying outstanding options but does not include options that have not vested and are not vesting within 60 days.

(6)	Based on a Schedule 13G filed with the SEC on February 13, 2009. The address is 50 Osgood Place, Penthouse, San Francisco, CA 94133.

(7)	Includes 221,000 shares of common stock underlying outstanding options but does not include options that have not vested and are not vesting within 60 days.

(8)	Includes 35,161 shares of common stock underlying outstanding options but does not include options that have not vested and are not vesting within 60 days.

(9)	Includes 39,535 shares of common stock underlying outstanding options but does not include options that have not vested and are not vesting within 60 days.

(10)	Includes 54,778 shares of common stock underlying outstanding options but does not include options that have not vested and are not vesting within 60 days.

(11)	Includes 3,746 shares of common stock underlying outstanding options but does not include options that have not vested and are not vesting within 60 days

(12)	Includes 24,510 shares of common stock underlying outstanding options but does not include options that have not vested and are not vesting within 60 days.

(13)	Includes 519,730 shares of common stock underlying outstanding options but does not include options that have not vested and are not vesting within 60 days.

MANAGEMENT AND CORPORATE GOVERNANCE

The Board of Directors

Below is information about our current directors. We have a staggered board of directors comprised of three classes and each director serves until the annual meeting associated with their class. The Class II board members are Laurence Aronson and Mark Stewart, who will serve until our annual meeting in 2010. The Class III board members are Stephen Wilson and Allan Grafman, who will serve until our annual meeting in 2011. The Class I board members are Jesse Sutton and Louis Lipschitz, who are up for re-election at this year’s annual meeting, and if elected will serve until our annual meeting in 2012. Our Board of Directors has reviewed the materiality of any relationship that each of our directors has with Majesco, either directly or indirectly. Based upon this review, our Board has determined that the following members of the Board are “independent directors” as defined by the rules of the Nasdaq Stock Market: Laurence Aronson, Allan Grafman, Louis Lipschitz, Mark Stewart, and Stephen Wilson.

Class I

Name	Age	Position

Jesse Sutton	39	Chief Executive Officer and Director
Louis Lipschitz	63	Director

Class II

Name	Age	Position

Laurence Aronson	52	Director
Mark Stewart	57	Director

Class III

Name	Age	Position

Allan I. Grafman	55	Director
Stephen Wilson	62	Director

JESSE SUTTON.  Mr. Sutton is currently our Chief Executive Officer and has served in such capacity since November 29, 2007 and prior to that as Interim Chief Executive Officer since August 23, 2006. Previously, he served as our President, other than from December 5, 2003 through August 24, 2004, when he served as our Chief Executive Officer. Mr. Sutton also serves as one of our directors. He had served as one of our directors since December 5, 2003, but resigned effective February 6, 2006 in order for our Board to continue to have a majority of independent directors. He joined the Board again on August 23, 2006. Jesse Sutton is Joseph Sutton’s brother.

LOUIS LIPSCHITZ.  Mr. Lipschitz has served as one of our directors since April 20, 2004. From February 1996 to March 2004, he served as Executive Vice President and Chief Financial Officer of Toys “R” Us, Inc. He currently serves on the board of directors of Finlay Enterprises, New York and Company, Forward Industries, and The Children’s Place Retail Stores, Inc.

LAURENCE ARONSON.  Mr. Aronson has served as one of our directors since November 4, 2004. From 2003 to the present, he has served as the President and Chief Executive Officer of Cartwheel LLC, a marketing services company. From 2000 to 2003, he was the President of Sales and Customer Marketing at Revlon USA. Prior to that, he held senior leadership positions at Procter & Gamble and Warner Lambert/Adams USA.

MARK STEWART.  Mr. Stewart has served as one of our directors since January 17, 2007. He previously served as Chief Executive Officer of Kodak Polychrome Graphics. Prior to that, he served as Chief Financial Officer for Qualex Inc., Liggett Group, Inc. and Simon & Schuster’s trade publishing group.

ALLAN I. GRAFMAN.  Mr. Grafman has served as one our directors since April 11, 2007 and since December 4, 2007 as our Chairman. He is currently the President of All Media Ventures, and since 2005 has been an operating partner of Mercury Capital Partners. Previously, Mr. Grafman served as President of Archie Comics Entertainment and Executive Vice President, Chief Financial Officer of Hallmark Entertainment. From 1983 to 1996, at Tribune Entertainment, he served as Vice President and at parent Tribune Company, as Managing Director.

STEPHEN WILSON.  Mr. Wilson has served as one or our directors since May 1, 2006. He is currently a partner with Camelot Equity Partners and a Senior Managing Director at Brock Capital. From May 2001 to February 2006, Mr. Wilson was Executive Vice President, Chief Financial Officer and Chief Administrative Officer at Footstar, Inc. He has also served as Executive Vice President and Chief Financial Officer of Bridge Information Systems, Reader’s Digest Association and RJR Nabisco. His additional prior experience includes senior management and financial positions at Cadbury Schweppes North America and Pepsico, Inc.

Committees of the Board of Directors and Meetings

Meeting Attendance.  The Board of Directors has a policy that directors make all reasonable efforts to attend our Company’s annual stockholder meetings. Laurence Aronson, Allan Grafman, Louis Lipschitz, Mark Stewart and Stephen Wilson attended last year’s annual stockholders’ meeting. In fiscal 2008, there were a total of eight meetings of the Board of Directors; and the various committees of the Board met a total of 18 times. No director attended fewer than 75% of the total number of meetings of the Board and of committees of the Board on which he or she served during fiscal year 2008. The non-executive members of the Board also met regularly in executive session.

Audit Committee.  The Board of Directors has a standing Audit Committee, consisting of Messrs. Louis Lipschitz (Chair), Allan Grafman, Laurence Aronson, Mark Stewart, and Stephen Wilson. Our Audit Committee held eight meetings during fiscal year 2008. The Audit Committee acts under a written charter, which more specifically sets forth its responsibilities and duties, as well as requirements for the Committee’s composition and meetings. The charter of the Audit Committee can be found on our website at www.majescoentertainment.com.

The Board of Directors has determined that each member of the audit committee is “independent,” as that term is defined by applicable Securities and Exchange Commission rules. In addition, the Board of Directors has determined that each member of the audit committee is “independent”, as that term is defined by the rules of the Nasdaq Stock Market.

The Board has determined that Messrs. Louis Lipschitz, Mark Stewart and Stephen Wilson are “financial experts” serving on its Audit Committee, and are independent, as the SEC has defined that term in Item 407 of Regulation S-K. Please see the biographical information for these individuals contained in the section above entitled, “The Board of Directors.”

Nominating and Governance Committee.  The Board of Directors has a standing Nominating and Governance Committee. The Nominating and Governance Committee consists of Messrs. Stephen Wilson (Chair), Laurence Aronson, Allan Grafman, Louis Lipschitz, and Mark Stewart. The Committee may employ a variety of methods for identifying and evaluating nominees for director. All members of the Committee qualify as independent as defined by the rules of the Nasdaq Stock Market. The Nominating and Governance Committee held three meetings during fiscal year 2008. The Nominating and Governance Committee acts under a written charter, which more specifically sets forth its responsibilities and duties, as well as requirements for its composition and meetings. The charter of the Nominating and Governance Committee can be found on our website at www.majescoentertainment.com.

The Committee regularly assesses the size of the Board, the need for particular expertise on the Board, the upcoming election cycle of the Board and whether any vacancies on the Board are expected due to retirement or otherwise. Candidates may be evaluated at regular or special meetings of the Committee, and may be considered at any point during the year.

As reflected in the charter of the Nominating and Governance Committee, factors considered by the Committee in the selection of director nominees are those it may deem appropriate, including judgment, character, high ethics and standards, integrity, skills, diversity, independence, experience with businesses and organizations of a comparable size to the Company, the interplay of the candidate’s experience with the experience of other Board of Directors members and the extent to which the candidate would be a desirable addition to the Board of Directors or any of its committees. In addition, in considering nominees for director, the Nominating and Governance Committee will review the qualifications of available candidates that are brought to the attention of the Committee by any member of the Board of Directors, stockholders and management or identified by the Committee through the use of search firms or otherwise.

The Nominating and Governance Committee does not set specific, minimum qualifications that nominees must meet in order for the Committee to recommend them to the Board of Directors, but rather believes that each nominee should be evaluated based on his or her individual merits, taking into account the needs of the Company and the composition of the Board of Directors. Members of the Nominating and Governance Committee discuss and evaluate possible candidates in detail prior to recommending them to the Board of Directors.

If a stockholder wishes to propose a candidate for consideration as a nominee by the Nominating and Governance Committee, it should follow the procedures described in this section and in the Company’s Nominating and Corporate Governance Committee Charter. The Nominating and Governance Committee will consider candidates recommended by stockholders, when the nominations are properly submitted. The policy adopted by the Nominating and Governance Committee provides that nominees recommended by stockholders are given appropriate consideration and will be evaluated in the same manner as other nominees. Following verification of the stockholder status of persons proposing candidates, the Committee makes an initial analysis of the qualifications of any candidate recommended by stockholders or others pursuant to the criteria summarized above to determine whether the candidate is qualified for service on the Company’s Board before deciding to undertake a complete evaluation of the candidate. If any materials are provided by a stockholder or professional search firm in connection with the nomination of a director candidate, such materials are forwarded to the Committee as part of its review. Other than the verification of compliance with procedures and stockholder status, and the initial analysis performed by the Committee, a potential candidate nominated by a stockholder is treated like any other potential candidate during the review process by the Committee.

Compensation Committee and Compensation Committee Interlocks and Insider Participation.  The Compensation Committee of the Board of Directors is composed entirely of directors who are not our current or former employees, each of whom meets the applicable definition of “independent” as defined by the rules of the Nasdaq Stock Market. None of the members of the Compensation Committee during fiscal 2008 (i) had any relationships requiring disclosure by the Company under the SEC’s rules requiring disclosure of related party transactions, and (ii) was an executive officer of a company of which an executive officer of the Company is a director. The current members of our Compensation Committee are Messrs. Laurence Aronson (Chair), Allan Grafman, Louis Lipschitz, Mark Stewart and Stephen Wilson. Our committee has no interlocks with other companies. Our Compensation Committee held five meetings during fiscal year 2008. The charter of the Compensation Committee can be found on our website at www.majescoentertainment.com.

The Committee is responsible for establishing and administering our executive compensation policies. The role of the Compensation Committee is to (i) formulate, evaluate and approve compensation of the Company’s directors, executive officers and key employees; (ii) oversee all compensation programs involving the use of the Company’s stock; and (iii) produce, if required under the securities laws, a report on executive compensation for inclusion in the Company’s proxy statement for its annual meeting of stockholders. The duties and responsibilities of the Compensation Committee under its charter include:

•	Annually reviewing and making recommendations to the Board with respect to compensation of directors, executive officers of the Company and key employees;

•	Annually reviewing and approving corporate goals and objectives relevant to Chief Executive Officer compensation, evaluating the Chief Executive Officer’s performance in light of those goals and objectives, and recommending to the Board the Chief Executive Officer’s compensation levels based on this evaluation;

•	Reviewing competitive practices and trends to determine the adequacy of the executive compensation program;

•	Approving and overseeing compensation programs for executive officers involving the use of the Company’s stock;

•	Approving and administering cash incentives and deferred compensation plans for executives (including any modification to such plans) and oversight of performance objectives and funding for executive incentive plans;

•	Annually evaluating the performance of the Compensation Committee; and

•	Making regular reports to the Board concerning the activities of the Compensation Committee.

When appropriate, the Compensation Committee may, in carrying out its responsibilities, form and delegate authority to subcommittees. The Chief Executive Officer plays a role in determining the compensation of our other executive officers by evaluating the performance of those executive officers. The Chief Executive Officer’s evaluations are then reviewed by the Compensation Committee. This process leads to a recommendation for any changes in salary, bonus terms and equity awards, if any, based on performance, which recommendations are then reviewed and approved by the Compensation Committee.

From time to time the Compensation Committee has retained an independent compensation consulting firm, James F. Reda & Associates, LLC, to assist the Committee in determining appropriate short-term and long- term incentive awards for key executives. Other services have included a review of the chief executive officer’s employment agreement, valuation of employee and director equity grants, valuation of warrants, and advisement on RiskMetrics policy guidelines.

The Compensation Committee retains the consulting firm directly, although in carrying out assignments, the consulting firm also interacts with Company management when necessary and appropriate in order to obtain compensation and performance data for the executives and the Company. In addition, the consultant may, in its discretion, seek input and feedback from management regarding its consulting work product prior to presentation to the Compensation Committee in order to confirm alignment with the Company’s business strategy and/or identify data questions or other similar issues.

The Compensation Committee has the authority to retain, terminate and set the terms of the Company’s relationship with any outside advisors who assist the Committee in carrying out its responsibilities.

Communications with the Board of Directors

Stockholders may communicate with the Board of Directors by sending an email to InvestorRelations@majescoentertainment.com or by sending a letter to Majesco Entertainment Company’s Board of Directors, c/o the Office of the Secretary, 160 Raritan Center Parkway, Suite 1, Edison, New Jersey 08837. The Office of the Secretary will receive the correspondence and forward it to the

Chairman or to any individual director or directors to whom the communication is directed, unless the communication is unduly hostile, threatening, illegal, does not reasonably relate to Majesco or its business, or is similarly inappropriate. The Office of the Secretary has the authority to discard or disregard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communications.

Executive Officers

The following sets forth certain information regarding our executive officers. We currently have employment agreements with Jesse Sutton, our Chief Executive Officer, John Gross, our Executive Vice President and Chief Financial Officer, and Gui Karyo, our Executive Vice President, Operations. All executives are at-will employees.

Name	Age	Position

Jesse Sutton	39	Chief Executive Officer
John Gross	58	Executive Vice President and Chief Financial Officer
Gui Karyo	36	Executive Vice President, Operations
Joseph Sutton	36	Executive Vice President of Research and Development

JESSE SUTTON.  See “Management and Corporate Governance” starting on page 6.

JOHN GROSS.  Mr. Gross has served as our Executive Vice President and Chief Financial Officer since July 12, 2005. From December 2000 through June 2005, Mr. Gross served as Vice President, Corporate Development, for FactSet Research Systems Inc. Prior to such time, Mr. Gross served as Chief Financial Officer of Rare Medium and FactSet and held senior financial positions at PepsiCo, Inc., Reader’s Digest Association and Cadbury Schweppes North America.

GUI KARYO.  Mr. Karyo has served as our Executive Vice President, Operations since January 31, 2007. From August 2000 to September 2004, Mr. Karyo worked at Marvel Entertainment, Inc., most recently serving as Marvel’s President of Publishing, Executive Vice President of Operations and Chief Information Officer. Prior to Marvel, Mr. Karyo served as Chief Technology and Chief Operating Officer for Lyrrus, Inc., a technology start-up that produced electronic hardware and software products for computer-based music education. From September 2004 to January 2007, Mr. Karyo acted as a freelance consultant for various companies in the digital media, technology and entertainment industries.

JOSEPH SUTTON.  Mr. Sutton has served as our Executive Vice President of Research and Development since December 2003. He also served as one of our directors from December 5, 2003 to February 6, 2006. Joseph Sutton is Jesse Sutton’s brother.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following Summary Compensation Table sets forth summary information as to compensation paid or accrued during the last two fiscal years ended October 31, 2007 and 2008 to (i) our current Chief Executive Officer, and (ii) our two next most highly compensated executive officers who earned more than $100,000 during the fiscal year ended October 31, 2008.

						Stock	Option	All Other
		Salary		Bonus		Awards(1)	Awards(2)	Compensation		Total
Name and Principal Position	Year	($)		($)		($)	($)	($)		($)

Jesse Sutton, Chief Executive Officer	2008	356,073	(3)	349,300	(4)	186,308	52,166	—		943,847
	2007	317,290		75,000		101,200	68,739	13,169		575,398
John Gross, Executive Vice President, Chief Financial Officer	2008	290,089	(5)	141,900	(4)	131,717	160,724	13,257	(6)	737,687
	2007	267,462		33,500		67,600	222,903	13,258		604,723
Gui Karyo, Executive Vice President, Operations	2008	250,016		120,300	(4)	225,346	—	—		595,662
	2007	180,781		31,300		137,667	—	—		349,748

(1)	Represents the compensation expense incurred by us in fiscal year 2008. See Note 3 to our Consolidated Financial Statements reported in our Form 10-K for our fiscal year ended October 31, 2007 and in our Form 10-K for our fiscal year ended October 31, 2008 for details as to the assumptions used to determine the fair value of the stock awards and Note 14 in our Form 10-K for our fiscal year ended October 31, 2008 which describes all forfeitures during fiscal year 2008.

(2)	Represents the compensation expense incurred by us in fiscal year 2008. See Note 3 to our Consolidated Financial Statements reported in our Form 10-K for our fiscal year ended October 31, 2007 and in our Form 10-K for our fiscal year ended October 31, 2008 for details as to the assumptions used to determine the fair value of the option awards and Note 14 in our Form 10-K for our fiscal year ended October 31, 2008 describing all forfeitures during fiscal year 2008.

(3)	Reflects a salary increase of $45,000 effective January 1, 2008.

(4)	Pursuant to the company’s 2008 incentive bonus program. See “Narrative Disclosure to Summary compensation Table” starting on page 11.

(5)	Reflects a salary increase of 10% effective January 1, 2008.

(6)	Reimbursement of certain travel related expenses.

Narrative Disclosure To Summary Compensation Table

On February 11, 2008, the Compensation Committee of our Board of Directors finalized and approved the terms of an incentive bonus plan for our 2008 fiscal year. Pursuant to the plan, each of our executive officers was eligible to receive an incentive bonus based upon a targeted percentage of his base salary. The percentage of base salary that each executive officer would receive if the Company achieved all of the objectives included in the plan was 100% for the chief executive officer and 50% for each other executive officer.

The 2008 incentive bonus program was comprised of two components, a funding component and an allocation component. The funding component is the basis on which the dollar amount of the bonus pool to be allocated among all participants was calculated and was based on the achievement by the Company of financial and operational goals (the “Goals”). The allocation component is the basis on which the actual bonus amount was to be paid to each participant.

If the Company met all of the financial and operational goals set forth below, the bonus pool for executive officers would be $767,500 (the “Bonus Target”).

The financial goal (the “Financial Goal”) accounted for 75% of the Bonus Target, and was determined by a measure of net income.

The four operational goals each accounted for 6.25% of the Bonus Target, and were as follows (the “Operational Goals”):

•	Successful execution of an international distribution agreement, or an alternative distribution solution, on certain terms or better;

•	Successful creation of a fully operational internal development studio that achieves certain milestones during fiscal 2008;

•	Successful implementation of the Company’s “value” program; and

•	Successful development and implementation of a digital distribution strategy, including the digital publishing of a certain number of video game titles during fiscal 2008.

In January 2009, our Compensation Committee awarded bonuses of 98% of their targeted bonus amounts to each of our executive officers based upon the Company’s partial achievement of the Financial Goal and its achievement of the four Operational Goals.

On August 3, 2008, our Compensation Committee made restricted stock grants under our Incentive Plan to our executive officers. The shares of restricted stock vest in equal installments over a three-year period beginning on the first anniversary of the grant date.

We currently have employment agreements with three of our named executive officers, Jesse Sutton, our Chief Executive Officer, John Gross, our Executive Vice President and Chief Financial Officer, and Gui Karyo, our Executive Vice President, Operations.

Mr. Sutton’s employment agreement entered into this January 2009 provides for an annual base salary of $363,000 and a discretionary bonus of up to 100% of his base salary.

Mr. Gross’ employment agreement entered into in 2005 provided for an annual base salary of $250,000 and a discretionary bonus of up to 50% of his base salary. Under the agreement, Mr. Gross also received an automobile allowance of $1,495 per month and reimbursement of certain travel related expenses. For fiscal 2008, the amount of the automobile allowance was made part of Mr. Gross’ salary, thereby increasing his salary to $267,462. Effective January 1, 2008, he received a 10% increase in his salary to $294,000. The agreement also provides that if the Company implements a long term incentive compensation program, he may be entitled to receive equity awards under such plan in an amount worth approximately 80% of his base salary.

Mr. Karyo’s employment agreement entered into in January 2007 provides for an annual base salary of $250,000 and a discretionary bonus of up to 50% of his base salary. Under the agreement, Mr. Karyo was awarded 300,000 shares of restricted stock that vests as to 33% of the shares on each of January 31, 2008 and January 31, 2009 and will vest as to 34% of such shares on January 31, 2010. The agreement also provides that if the Company implements a long term incentive compensation program, he may be entitled to receive equity awards under such plan in an amount worth approximately 65% of his base salary.

Outstanding Equity Awards At Fiscal Year-End

The following table shows grants of stock options and grants of unvested stock awards outstanding on the last day of the fiscal year ended October 31, 2008, to each of the executive officers named in the Summary Compensation Table.

	Option Awards				Stock Awards
							Market
					Number of		Value of
	Number of	Number of			Shares or		Shares or
	Securities	Securities			Units of		Units of
	Underlying	Underlying	Option		Stock That		Stock That
	Unexercised	Unexercised	Exercise	Option	Have Not		Have Not
	Options (#)	Options (#)	Price	Expiration	Vested		Vested
Name	Exercisable	Unexercisable	($)	Date	(#)		($)(1)

Jesse Sutton	90,000	—	$3.20	8/2/2012	420,404	(2)	$231,222
John Gross	100,000	—	$7.23	6/27/2012	—		—
	21,000	—	$3.20	8/2/2012	—		—
	100,000	—	$1.43	9/26//2012	300,395	(3)	$165,217
Gui Karyo	—	—	—	—	384,915	(4)	$211,703

(1)	The market value of the shares is determined by multiplying the number of shares times $0.55, the closing price of our common stock on the Nasdaq Capital Market on October 31, 2008, the last day of our fiscal year.

(2)	Shares vest as follows: 189,297 shares on August 3, 2009; 132,507 shares on August 3, 2010; and 98,600 shares on August 3, 2011.

(3)	Shares vest as follows: 8,250 shares on February 11, 2009; 124,663 shares on August 3, 2009; 8,250 shares on February 11, 2010; 86,812 shares on August 3, 2010; 8,500 shares on February 11, 2011; and 63,920 shares on August 3, 2011.

(4)	Shares vest as follows: 99,000 shares on January 31, 2009; 67,179 shares on August 3, 2009; 102,000 shares on January 31, 2010; 67,776 shares on August 3, 2010; and 48,960 shares on August 3, 2011.

Potential Payments Upon Termination or Change-In-Control

We have entered into agreements that require us to make payments and/or provide benefits to certain of our executive officers in the event of a termination of employment or a change of control. The following summarizes the potential payments to each named executive officer for which we have entered into such an agreement assuming that one of the events identified below occurs.

Mr. John Gross, Executive Vice President and Chief Financial Officer

Pursuant to his employment agreement, if the Company terminates Mr. Gross’ employment without cause or the agreement is terminated by Mr. Gross for good reason, he will receive severance benefits from the Company, including:

•	continued payment of his base salary for a period of 12 months;

•	a cash lump sum payment, paid at the time the Company’s annual bonus is generally paid, equal to his target bonus (50% of his base salary);

•	for any such termination occurring within 90 days after the end of the Company’s fiscal year, but prior to the payment of any annual bonus for such period, an annual bonus with respect to such period, provided that he would have otherwise received an annual bonus if he had remained employed as of the date of the payment of such bonus;

•	reimbursement for any applicable premiums he would pay to continue coverage for himself and his eligible dependents under the Company’s group health benefit plans under COBRA for a period of eighteen months, or, if earlier, until he is eligible for similar benefits from another employer; and

•	if such termination of employment occurs within 12 months after a change in control of the Company, then in addition to the payments above: (a) any unvested stock options and restricted stock held by Mr. Gross shall all be immediately and fully vested and exercisable; (b) the payment of his base salary would be in a single cash lump sum payment instead of over a 12 month period; and (c) a 280G “Gross-Up” payment to the extent any payment to him is characterized as a “parachute payment” within the meaning of the Internal Revenue Code of 1986.

The agreement contains customary confidentiality, non-competition, non-solicitation, and indemnification terms and is terminable at-will by either party, subject to the conditions set forth above.

Mr. Gross’ employment agreement defines “Cause” as follows:

•	an act of dishonesty or fraud in connection with his responsibilities with the intent that such action would result in his substantial personal enrichment;

•	a conviction or entry of nolo contendere for a felony;

•	his willful failure to follow lawful, reasonable instructions of the chief executive officer or president of the Company;

•	his willful misconduct, provided such conduct is injurious to the Company; or

•	his violation or breach of any fiduciary or contractual duty to the Company that results in material damage to the Company; provided that if any of the reasons for cause are curable, then they may be cured within 20 days of receipt of notice from the Company.

Mr. Gross’ employment agreement defines “Good Reason” as follows:

•	reassignment or reduction of his duties resulting in material change with respect to his position, authority or responsibilities;

•	reduction in base salary or annual incentive opportunity except for a reduction that is applied to substantially all of the other senior executives;

•	reduction of benefits except for a reduction that is applied to substantially all of the other senior executives;

•	change of his office location by more than 30 miles from his residence; or

•	a material breach of a material provision of his employment agreement by the Company, which, if curable, has not been cured within 20 days of notice to the Company.

Mr. Gui Karyo, Executive Vice President, Operations

Pursuant to his employment agreement, if the Company terminates Mr. Karyo’s employment without cause or due to disability, or the agreement is terminated by Mr. Karyo for good reason, he will receive severance benefits from the Company, including:

•	continued payment of his base salary for a period of 12 months;

•	continued contributions towards his health care and dental benefits on the same basis as immediately prior to the date of termination for 12 months or, if earlier, until he is eligible for similar benefits from another employer;

•	if such event occurs within 12 months after a change in control of the Company, then the payment of his base salary would be paid in a single cash lump sum payment instead of over a 12 month period; and

•	any unvested portion of the restricted stock grant of 300,000 shares made to him upon his appointment to the Company would fully vest.

The agreement contains customary confidentiality, non-competition, non-solicitation, and indemnification terms and is terminable at-will by either party, subject to the conditions set forth above.

Mr. Karyo’s employment agreement defines “Cause” as follows:

•	a good faith finding of dishonesty, misconduct or negligence that is materially injurious to the Company, which, if curable, has not been cured within 10 days of notice from the Company;

•	a conviction or entry of nolo contendere to any crime involving fraud, embezzlement, or moral turpitude; or

•	a material breach of the terms of his employment agreement or employee non-disclosure agreement, which, if curable, has not been cured within 10 days of notice from the Company.

Mr. Karyo’s employment agreement defines “Good Reason” as follows:

•	assignment to him of duties inconsistent in any material aspect with his position, authority or responsibilities as outlined in his employment agreement;

•	reassignment or reduction of his duties resulting in a material change with respect to his position, authority or responsibilities;

•	change of his office location by more than 65 miles from his residence;

•	reduction in base salary or annual incentive opportunity;

•	an organizational or procedural change that would result in him not substantively reporting to the chief executive officer or regularly presenting operational reports to the Board; or

•	any act that interferes with his ability to evaluate, discipline or terminate any individual directly reporting to him (except those employment actions advised by Company counsel); provided that if any event constituting Good Reason is curable then the Company shall have 30 days from receipt of notice to correct such event.

Mr. Jesse Sutton, Chief Executive Officer

Pursuant to his employment agreement, if the Company terminates Mr. Sutton’s employment without cause or the agreement is terminated by Mr. Sutton for good reason, he will receive severance benefits from the Company, including:

•	continued payment of his base salary on a monthly payroll basis for a period of 12 months;

•	within 30 days:

•	a payment equal to the average of the percentages used to calculate Mr. Sutton’s Annual Incentive Cash Bonus (as such term is defined in the employment agreement) in each of the previous three (3) fiscal years times Mr. Sutton’s then current base salary (the “Severance Bonus”); and

•	a payment for accrued but untaken vacation days.

•	acceleration and full vesting as of the date of termination of all unvested restricted stock, stock options and other equity awards held by Mr. Sutton at the time of such termination.

•	continued Company contributions toward Mr. Sutton’s health care, dental, disability and life insurance benefits on the same basis as immediately prior to the date of termination for twelve (12) months following the date of termination. Notwithstanding the foregoing, the Company is not required to provide any health care, dental, disability or life insurance benefit otherwise receivable by Mr. Sutton if he is actually covered or becomes covered by an equivalent benefit (at the same cost to him, if any) from another source.

•	If the Company terminates Mr. Sutton’s employment without cause or the agreement is terminated by Mr. Sutton for good reason within twenty-four (24) months of a change of control of the Company, he will receive severance benefits (in lieu of all other severance programs/amounts) from the Company, including:

•	payment within 30 days of his termination in an amount equal to:

•	two (2) years base salary;

•	the Severance Bonus; and

•	accrued but untaken vacation days.

•	acceleration and full vesting as of the date of termination of all unvested restricted stock, stock options and other equity awards held by Mr. Sutton at the time of such termination.

•	continued Company contributions toward Mr. Sutton’s health care, dental, disability and life insurance benefits on the same basis as immediately prior to the date of termination for twelve (12) months following the date of termination. Notwithstanding the foregoing, the Company is not required to provide any health care, dental, disability or life insurance benefit otherwise receivable by Mr. Sutton if he is actually covered or becomes covered by an equivalent benefit (at the same cost to him, if any) from another source.

Mr. Sutton’s employment agreement defines “Cause” as follows:

•	a good faith finding of dishonesty, gross negligence or misconduct that is injurious to the Company which, if curable, has not been cured within 10 business days of notice from the Company;

•	a good faith finding by the Company that Mr. Sutton has willfully failed to perform his duties thereunder that, if curable, has not been cured within 10 business days after notice from the Company;

•	Mr. Sutton’s failure to follow a specific written directive of the Company’s Board that is business justified and issued in good faith;

•	a conviction or entry of nolo contendere to any felony or crime involving moral turpitude, fraud, theft or embezzlement of Company property;

•	a material breach of his employment agreement that, if curable, has not been cured by Mr. Sutton within 10 business days after he shall have received written notice from the Company; or

•	Mr. Sutton’s willful disclosure of confidential information or trade secrets and/or his breach of any confidentiality and non-disclosure agreements he may have executed and/or does execute during the term of his employment with the Company.

Mr. Sutton’s employment agreement defines “Good Reason” as follows:

•	a material diminution in the his base compensation;

•	the material diminution in the his authority, duties or responsibilities, including no longer directly reporting to the Board; provided that such shall not constitute Good Reason if Mr. Sutton continues to be employed in one of the top three positions in the Company;

•	a change in geographic location at which Mr. Sutton must regularly perform services of more than fifty (50) miles;

•	the Company’s decision not to renew Mr. Sutton’s employment agreement at the conclusion of the Initial Term (as defined in Section 1.3 of such agreement) and/or at the conclusion of an Extended Term (as defined in Section 1.3 of such agreement); or

•	any other action or inaction that constitutes a material breach by the Company under Mr. Sutton’s employment agreement.

•	None of the foregoing events shall constitute Good Reason unless (i) Mr. Sutton gives notice to the Company of the occurrence or existence of one of the events and the Company has not cured the condition within thirty (30) days following receipt of such written notice and (ii) Mr. Sutton terminates employment within one hundred and twenty (120) days following the occurrence of such event.

Mr. Sutton’s employment agreement defines “Change of Control” as the occurrence of the following events:

•	any consolidation or merger of the Company with or into any other corporation or other entity or person, or any other corporate reorganization, in which the stockholders of the Company immediately prior to such consolidation, merger or reorganization, own less than 50% of the voting power of the surviving entity immediately after such consolidation, merger or reorganization;

•	any transaction or series of related transactions to which the Company is a party in which in excess of fifty percent (50%) of the Company’s voting power is transferred;

•	a sale, lease or other disposition of all or substantially all of the assets of the Company in accordance with Delaware Law; or

•	a change in the composition of the Board, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” is defined in Mr. Sutton’s employment agreement to mean directors who either (i) are directors of the Company as of January 8, 2009 or (ii) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company).

•	Notwithstanding any provision to the contrary, a Change of Control shall not include (1) any consolidation or merger effected exclusively to change the domicile of the Company, (2) the event of any “Person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) becoming the “Beneficial Owner” (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company’s then outstanding voting securities (excluding for this purpose any such voting securities held by the Company or its affiliates or by any employee benefit plan of the Company) pursuant to a transaction or a series of related transactions which the Board of Directors does not approve; or (3) any transaction or series of transactions principally for bona fide equity financing purposes in which cash is received by the Company or indebtedness of the Company is cancelled or converted or a combination thereof.

The agreement contains customary confidentiality, non-competition, non-solicitation, and indemnification terms and is terminable at-will by either party, subject to the conditions set forth above.

Director Compensation

The following table shows the total compensation paid or accrued during the fiscal year ended October 31, 2008 to each of our directors.

	Fees Earned	Stock	Option
	or Paid in	Awards	Awards	Total
Name	Cash ($)	($)(1)(3)	($)(2)(3)	($)

Jesse Sutton	—	—	—	—
Laurence Aronson	40,000	39,996	19,972	100,401
Allan Grafman	65,834	51,331	32,489	128,769
Louis Lipschitz	50,000	39,996	19,972	109,968
Mark Stewart	40,000	26,664	8,271	74,935
Stephen Wilson	40,000	33,331	16,644	89,995

(1)	Represents the compensation expense incurred by us in fiscal year 2008. See Note 3 to our Condensed Consolidated Financial Statements reported in our Form 10-K for our fiscal year ended October 31, 2008 for details as to the assumptions used to determine the fair value of the stock awards and Note 14 describing all forfeitures during fiscal year 2008.

(2)	Represents the compensation expense incurred by us in fiscal year 2008. See Note 3 to our Condensed Consolidated Financial Statements reported in our Form 10-K for our fiscal year ended October 31, 2008 for details as to the assumptions used to determine the fair value of the option awards and Note 14 describing all forfeitures during fiscal year 2008.

		Number of
		Shares of
		Restricted
	Number of Stock	Stock Held at
	Options Held at	Fiscal
Name	Fiscal Year-End	Year-End

Laurence Aronson	98,776	20,976
Allan Grafman	133,534	35,405
Louis Lipschitz	103,875	20,976
Stephen Wilson	61,936	17,480
Mark Stewart	36,477	13,984

Director Compensation Program

Each non-employee director receives an annual cash retainer of $40,000, other than the Chair of the Company’s Audit Committee who receives $50,000. In addition, the Chairman of the Board receives an additional annual cash retainer of $50,000.

Each non-employee director also receives annual equity grants valued at $40,000, other than the Chair of the Nominating and Governance Committee who receives grants valued at $50,000, and the Chairs of the Compensation and Audit Committees who receive grants valued at $60,000. The Chairman receives additional equity grants valued at $80,000.

The equity portion of the compensation is a mix of 2/3 restricted stock and 1/3 stock options and is granted under the Incentive Plan. The restricted stock is awarded quarterly with the number of shares determined by dividing the applicable dollar amount by the fair market value of the Company’s common stock on the day prior to the grant date. The stock options are awarded annually with the number of shares determined using a Black Scholes formula. The options vest over two years, with half vesting on each of the first and second anniversaries of the grant date.

Equity Compensation Plan Information (as of October 31, 2008)

				Number of Securities
				Remaining Available for
	Number of Securities to be		Weighted-Average Exercise	Future Issuance Under
	Issued upon Exercise of		Price of Outstanding	Equity Compensation Plans
	Outstanding Options,		Options, Warrants and	(Excluding Securities
Plan category	Warrants and Rights		Rights	Reflected in Column (a))
	(a)		(b)	(c)

Equity compensation plans approved by security holders	1,352,610		$5.61	1,174,534
Equity compensation plans not approved by security holders	150,000	(1)	$1.55	—
Total	1,502,610		$5.20	1,174,534

(1)	Represents warrants to purchase 150,000 shares of common stock at a purchase price per share of $1.55 granted to a consultant in 2006.

REPORT OF AUDIT COMMITTEE

The current members of the Audit Committee are Messrs. Louis Lipschitz (Chair), Laurence Aronson, Allan Grafman, Mark Stewart, and Stephen Wilson.

The Audit Committee of the Board of Directors, which consists entirely of directors who meet the required independence and experience requirements of Rule 10A-3 promulgated under the Securities Exchange Act of 1934 and the rules of the Nasdaq Stock Market, has furnished the following report:

The Committee assists the Board in overseeing and monitoring the integrity of our financial reporting process, its compliance with legal and regulatory requirements and the quality of its internal and external audit processes. The role and responsibilities of the Committee are set forth in a written charter adopted by the Board, which is available on our website at www.majescoentertainment.com. The Committee is responsible for selecting, retaining and determining the compensation of our independent auditors, approving the services they will perform, and reviewing the performance of the independent auditors. The Committee reviews with management and the independent auditors our annual financial statements on Forms 10-K and our quarterly financial statements on Forms 10-Q. The Committee reviews and reassesses the charter annually and recommends any changes to the Board for approval. The Committee is responsible for overseeing our overall financial reporting process. In fulfilling its responsibilities for the financial statements for fiscal year 2008, the Audit Committee took the following actions:

•	reviewed and discussed the audited financial statements for the fiscal year ended October 31, 2008 with management and McGladrey & Pullen, LLP, our independent auditors;

•	discussed with McGladrey & Pullen, LLP the matters required to be discussed in accordance with the rules set forth by the PCAOB, relating to the conduct of the audit; and

•	received written disclosures and the letter from McGladrey & Pullen, LLP regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding McGladrey & Pullen, LLP’s communications with the Committee and the Committee further discussed with McGladrey & Pullen, LLP their independence. The Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the Committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and McGladrey & Pullen, LLP, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended October 31, 2008 for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE:

Louis Lipschitz (Chair)
Laurence Aronson
Allan I. Grafman
Mark Stewart
Stephen Wilson

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. These persons are required by regulation to furnish us with copies of all Section 16(a) reports that they file. Based on our review of the copies of these reports received by us, or written representations from the reporting persons that no other reports were required, we believe that, during fiscal 2008, all filing requirements applicable to our current officers, directors and greater than ten percent beneficial owners were complied with, except that reports of ownership were inadvertently filed late by Laurence Aronson (late Form 4 reporting one transaction), Allan Grafman (late Form 4 reporting one transaction), Louis Lipschitz (late Form 4 reporting one transaction), Mark Stewart (late Form 4 reporting one transaction), and Stephen Wilson (late Form 4 reporting one transaction).

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company receives printing and packaging services from a company of which the uncle of Jesse Sutton, our Chief Executive Officer, is an officer and co-owner. During the year ended October 31, 2007, the Company was charged $1.2 million for services by this company, and during the year ended October 31, 2008 was charged $0.1 million for services by this company.

During 2007, the Company sold approximately $152,000 of inventory, and purchased $47,000 of inventory, from Sutton Sales Inc., a company owned by Morris Sutton, the father of Jesse and Joseph Sutton. Morris Sutton is the former chief executive officer and chairman emeritus of the Company, who resigned effective January 1, 2007 and became a consultant to the Company.

The Company believes that the amounts charged in the transactions described above are equivalent to those that would be incurred in an arm’s length transaction.

Morris Sutton resigned from the Company effective January 1, 2007, and became a consultant. The Company paid approximately $334,000 to Mr. Sutton under a consulting agreement during the year ended October 31, 2007 and $461,000 during the year ended October 31, 2008.

Our Audit Committee reviews all related person transactions. The Audit Committee shall approve only those related person transactions that are determined to be in, or not inconsistent with, the best interests of the Company and its stockholders, taking into account all available facts and circumstances as the Audit Committee determines in good faith to be necessary. These facts and circumstances will typically include, but not be limited to, the benefits of the transaction to the Company; the availability of other sources for comparable products or services; the terms of the transaction; the terms of comparable transactions that would be available to unrelated third parties or to employees generally; and the impact on a director’s independence in the event the related person is a director, an immediate family member of a director or an entity in which a director is a partner, shareholder or executive officer.

In reviewing and approving such transactions, the Audit Committee shall obtain, or shall direct management to obtain on its behalf, all information that the Audit Committee believes to be relevant and important to a review of the transaction prior to its approval.

The Audit Committee may adopt any further policies and procedures relating to the approval of related person transactions that it deems necessary or advisable from time to time.

ELECTION OF DIRECTORS

(Notice Item 1)

On January 8, 2009, the Board of Directors nominated Jesse Sutton and Louis Lipschitz for election as Class I directors at the Annual Meeting. All nominees identified below are expected to serve if elected, and each of them has consented to being named in this proxy statement and to serve if elected. All the nominees are currently directors of the Company.

Unless authority to vote for any of the nominees named above is withheld, the shares represented by the enclosed proxy will be voted FOR the election as directors of such nominees. In the event that any nominee shall become unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in that nominee’s place. The Board of Directors has no reason to believe that any nominee will be unable or unwilling to serve.

A plurality of the shares voted affirmatively or negatively at the Annual Meeting is required to elect each of our nominees for Class I director. Our Restated Certificate of Incorporation and Restated Bylaws currently provide for a classified Board of Directors. All nominees will be Class I Directors and will have a term that expires at the annual meeting in 2012.

THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF JESSE SUTTON AND LOUIS LIPSCHITZ AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

AMENDMENT OF OUR AMENDED AND RESTATED 2004
EMPLOYEE, DIRECTOR AND CONSULTANT INCENTIVE PLAN

(Notice Item 2)

General

Our Amended and Restated 2004 Employee, Director and Consultant Incentive Plan (the “Plan”) was approved by our Board of Directors and stockholders in 2005. In 2007, our Board of Directors and stockholders approved an amendment to the Plan to increase the shares available for issuance from 6,142,857 shares to 7,642,857 shares. We are asking you to approve an amendment to further increase the number of shares of our common stock available for issuance of awards under the Plan by 3,000,000 shares. If our stockholders approve the amendment, the maximum number of shares that may be issued under the Plan would be increased from 7,642,857 to 10,642,857 shares. As of February 27, 2009, there were 1,352,610 shares subject to issuance upon exercise of outstanding options, at a weighted average exercise price of $5.61, and with a weighted average remaining life of 4.1 years. In addition, there were 2,218,156 shares of restricted stock that remain unvested. As of February 27, 2009 there were 1,174,534 shares available for future issuance under the Plan.

The amendment to the Plan is being submitted to our stockholders for approval at the meeting in order to ensure (i) favorable federal income tax treatment for grants of incentive stock options under Section 422 of the Internal Revenue Code of 1986 (the “Code”), and (ii) as required by the rules of the Nasdaq Stock Market. Our Board of Directors believes that the approval of the proposed amendment to our Plan is necessary to provide us with a sufficient number of shares to continue to attract, retain and motivate employees, directors and consultants.

Material Features of our Amended and Restated 2004 Employee, Director and Consultant Incentive Plan

The following paragraphs provide a summary of the principal features of our Plan and its operation. The following summary is qualified in its entirety by reference to our Plan as set forth in Appendix A.

The purpose of our Plan is to encourage ownership of our common stock by our employees, directors and certain consultants in order to attract such people, to induce them to work for our benefit and to provide additional incentive for them to promote our success.

The Plan provides for the grant of incentive stock options to our employees and cash awards, non-qualified stock options, restricted and unrestricted stock awards and other stock-based awards to employees, directors and consultants (currently approximately 90 people). In addition, each share issued under awards other than options or stock appreciation rights shall count against the number of total shares available under the Plan as 1.18 shares, and each share issued as options or stock appreciation rights shall count against the total shares available under the Plan as one share. If an option ceases to be “outstanding”, in whole or in part (other than by exercise), or if the Company shall reacquire (at no more than its original issuance price) any shares issued pursuant to a stock award or other stock-based award, or if any award expires or is forfeited, cancelled, or otherwise terminated or results in any shares not being issued, the unissued shares which were subject to such award shall again be available for issuance from time to time pursuant to the Plan.

In accordance with the terms of our Plan, our Board has authorized our Compensation Committee to administer the Plan. The Compensation Committee may delegate part of its authority and powers under our Plan to one or more of our directors and/or officers, but only the Compensation Committee can make awards to participants who are directors or executive officers of the Company. In accordance with the provisions of the Plan, our Compensation Committee determines the terms of options and other awards, including:

•	the determination of which employees, directors and consultants will be granted options and other awards;

•	the number of shares subject to options and other awards;

•	the exercise price of each option which may not be less than fair market value on the date of grant;

•	the schedule upon which options become exercisable;

•	the termination or cancellation provisions applicable to options;

•	the terms and conditions of other awards, including conditions for repurchase, termination or cancellation, issue price and repurchase price; and

•	all other terms and conditions upon which each award may be granted in accordance with the Plan.

The maximum term of options granted under our Plan is seven years. Awards are generally subject to early termination upon the termination of employment or other relationship of the participant with us, whether such termination is at our option or as a result of the death or disability of the participant. Generally, in the event of a participant’s termination for cause, all outstanding awards shall be forfeited. No participant may receive awards for more than 1,000,000 shares of common stock in any fiscal year or a cash award in excess of $2,000,000 in any calendar year. Our Plan does not provide for the repricing of stock options or exchange for other awards.

The vesting of certain awards granted to employees who are “Covered Employees” (as defined in Section 162(m) of the Code) may be based on the attainment of Performance Goals (as defined in the Plan) pre-established by the Compensation Committee. Section 162(m) precludes us from taking a deduction for compensation in excess of $1 million paid to our named executive officers. Certain qualified performance-based compensation is excluded from this limitation. If the conditions of the Plan and Section 162(m) of the Code are met, the vesting of certain awards will be excluded from the Section 162(m) limitation because it will qualify as performance-based compensation.

Performance goals are based on one or more of the following business criteria: earnings per share, operating income, net income, cash flow, gross profit, return on investment, gross margin, working capital, earnings before interest and tax (EBIT), earnings before interest, tax, depreciation and amortization (EBITDA), return on equity, return on assets, return on capital, revenue growth, total shareholder return, economic value added, customer satisfaction, technology leadership, number of new patents, employee retention, market share, market segment share, product release schedules, new product innovation, product cost reduction through advanced technology, brand recognition/acceptance, and product ship targets. Performance goals may be based (as the Compensation Committee deems appropriate) on (a) Company-wide performance, (b) performance of a subsidiary, division, region, department, or other operational unit of the Company, (c) individual performance (if applicable), or (d) any combination of the foregoing. Performance goals may be set in any manner determined by the Compensation Committee, including looking to achievement on an absolute basis or on a relative basis to prior periods or in relation to peer group, indexes or other external measure of the selected criteria.

In addition, our Compensation Committee may, in its discretion, amend any term or condition of an outstanding award provided (i) such term or condition as amended is permitted by our Plan, and (ii) any such amendment shall be made only with the consent of the participant to whom such award was made, if the amendment is adverse to the participant.

If our common stock shall be subdivided or combined into a greater or smaller number of shares or if we issue any shares of common stock as a dividend, the number of shares of our common stock deliverable upon exercise of an option issued or upon issuance of an award shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

Upon a merger or other reorganization event, our Board of Directors, may, in its sole discretion, take any one or more of the following actions pursuant to our Plan, as to some or all outstanding awards:

•	provide that all outstanding options shall be assumed or substituted by the successor corporation;

•	upon written notice to a participant, provide that the participant’s unexercised options will terminate immediately prior to the consummation of such transaction unless exercised by the participant;

•	in the event of a merger pursuant to which holders of our common stock will receive a cash payment for each share surrendered in the merger, make or provide for a cash payment to the participants equal to the difference between the merger price times the number of shares of our common stock subject to such outstanding options, and the aggregate exercise price of all such outstanding options, in exchange for the termination of such options;

•	provide that all or any outstanding options shall become exercisable in full immediately prior to such event; and

•	provide that outstanding awards shall be assumed or substituted by the successor corporation, become realizable or deliverable, or restrictions applicable to an award will lapse, in whole or in part, prior to or upon the merger or reorganization event.

Our Plan may be amended by our stockholders. It may also be amended by our Board of Directors, provided that any amendment approved by our Board of Directors which is of a scope that requires stockholder approval as required by the rules of the Nasdaq Stock Market, in order to ensure favorable federal income tax treatment for any incentive stock options under Section 422 of the Code, or for any other reason, is subject to obtaining such stockholder approval. Our Plan will expire on February 13, 2018.

Federal Income Tax Considerations

The following is a brief summary of the material federal income tax consequences of the issuance and exercise of stock options and stock grants under our Plan based on the current provisions of the Code and regulations. Changes to these laws could alter the tax consequences described below. This summary assumes that all awards granted under the Plan are exempt from or comply with, the rules under Section 409A of the Code related to nonqualified deferred compensation:

Incentive Stock Options:	Incentive stock options are intended to qualify for treatment under Section 422 of the Code. An incentive stock option does not result in taxable income to the optionee or deduction to us at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the option within two years after the date of grant of the option nor within one year after the date of issuance of shares to the optionee (referred to as the “ISO holding period”). However, the difference between the fair market value of the shares on the date of exercise and the option price will be an item of tax preference includible in “alternative minimum taxable income.” Upon disposition of the shares after the expiration of the ISO holding period, the optionee will generally recognize long term capital gain or loss based on the difference between the disposition proceeds and the option price paid for the shares. If the shares are disposed of prior to the expiration of the ISO holding period, the optionee generally will recognize taxable compensation, and we will have a corresponding deduction, in the year of the disposition, equal to the excess of the fair market value of the shares on the date of exercise of the option over the option price. Any additional gain realized on the disposition will normally constitute capital gain. If the amount realized upon such a disqualifying disposition is less than fair market value of the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee’s adjusted basis in the shares.

Non-Qualified Options:	Options otherwise qualifying as incentive stock options, to the extent the aggregate fair market value of shares with respect to which such options are first exercisable by an individual in any calendar year exceeds $100,000, and options designated as non-qualified options will be treated as options that are not incentive stock options. A non-qualified option ordinarily will not result in income to the optionee or deduction to us at the time of grant. The optionee will recognize compensation income at the time of exercise of such non-qualified option in an amount equal to the excess of the then value of the shares over the option price per share. Such compensation income of optionees may be subject to withholding taxes, and a deduction may then be allowable to us in an amount equal to the optionee’s compensation income. An optionee’s initial basis in shares so acquired will be the amount paid on exercise of the non-qualified option plus the amount of any corresponding compensation income. Any gain or loss as a result of a subsequent disposition of the shares so acquired will be capital gain or loss.

Stock Grants:	With respect to stock grants under the Plan that result in the issuance of shares that are either not restricted as to transferability or not subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of shares received. Thus, deferral of the time of issuance will generally result in the deferral of the time the grantee will be liable for income taxes with respect to such issuance. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

With respect to stock grants involving the issuance of shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares received at the first time the shares become transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier. A grantee may elect to be taxed at the time of receipt of shares rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the grantee subsequently forfeits such shares, the grantee would not be entitled to any tax deduction, including as a capital loss, for the value of the shares on which he previously paid tax. The grantee must file such election with the Internal Revenue Service within 30 days of the receipt of the shares. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

New Plan Benefits

The amounts of future grants under the Plan are not determinable and will be granted at the sole discretion of the Compensation Committee, or other delegated persons and we cannot determine at this time either the persons who will receive awards under the Plan or the amount or types of any such awards.

On February 25, 2009, the closing market price per share of our common stock on the Nasdaq Capital Market was $0.71. For these reasons, the Board of Directors has recommended amending our Amended and Restated 2004 Employee, Director and Consultant Incentive Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS VOTE FOR AN AMENDMENT TO OUR AMENDED AND RESTATED 2004 EMPLOYEE, DIRECTOR AND CONSULTANT INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER OUR PLAN IN THE AMOUNT OF 3,000,000 SHARES.

RATIFICATION OF APPOINTMENT
OF INDEPENDENT PUBLIC ACCOUNTANTS

(Notice Item 3)

The Audit Committee has appointed McGladrey & Pullen, LLP (“M&P”), independent public accountants, to audit our financial statements for the fiscal year ending October 31, 2009. The Board proposes that the stockholders ratify this appointment. We expect that representatives of M&P will be present at the meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

As previously disclosed, on October 26, 2007, we were notified that the partners of Goldstein Golub Kessler LLP (“GGK”) became partners of M&P in a limited asset purchase agreement and that GGK resigned as our independent registered public accounting firm. M&P was appointed as our new independent registered public accounting firm.

The audit reports of GGK on our consolidated financial statements as of and for the years ended October 31, 2006 and 2005 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. GGK’s 2006 audit report relating to GGK’s audit of our financial statements for the fiscal year ended October 31, 2006 included an emphasis paragraph relating to an uncertainty as to our ability to continue as a going concern.

The decision to engage M&P was approved by the Audit Committee of our Board of Directors.

During our fiscal years ended October 31, 2006 and 2005 and through October 31, 2007, we did not consult with M&P on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on our financial statements, and M&P did not provide either a written report or oral advice to us that they concluded was an important factor considered by us in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

In connection with the audits of our consolidated financial statements for each of the fiscal years ended October 31, 2006 and 2005 and through their resignation as our independent registered public accounting firm, there were: (i) no disagreements between us and GGK on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of GGK, would have caused GGK to make reference to the subject matter of the disagreement in their reports on our financial statements for such years, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The following table sets forth the fees billed by our independent accountants for each of our last two fiscal years for the categories of services indicated.

	Year Ended October 31,
Category	2008	2007

Audit Fees — GGK(1)	$—	$86,737
Audit Fees — M&P(1)	$259,460	146,719
Audit-Related Fees(2)	—	—
Tax Fees(3)	$73,655	$60,644
All Other Fees	—	—

(1)	Consists of fees billed for the audit of our annual financial statements, review of financial statements included in our Quarterly Reports on Form 10-Q and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

(2)	Consists of assurance and related services that are reasonably related to the performance of the audit and reviews of our financial statements and are not included in “audit fees” in this table.

(3)	Consists of professional services rendered by a company aligned with our principal accountant for tax compliance and tax advice.

Audit Committee Pre-Approval Policy

We understand the need for M&P to maintain objectivity and independence in its audit of our financial statements. To minimize relationships that could appear to impair the objectivity of M&P, our Audit Committee has restricted the non-audit services that M&P may provide to us primarily to tax services.

The Audit Committee also has adopted policies and procedures for pre-approving all non-audit work performed by M&P.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE RATIFICATION OF THE APPOINTMENT OF MCGLADREY & PULLEN, LLP AS INDEPENDENT PUBLIC ACCOUNTANTS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

CORPORATE CODE OF CONDUCT AND ETHICS

We have adopted a Corporate Code of Conduct and Ethics that applies to all employees, including our principal executive officer and principal financial and accounting officer, and directors. The code can be found on our website at www.majescoentertainment.com. We will provide, without charge, a copy of our Corporate Code of Conduct and Ethics upon request to: Secretary, Majesco Entertainment Company, 160 Raritan Center Parkway, Suite 1, Edison, New Jersey 08837. Disclosure regarding any amendments to, or waivers from, provisions of the Corporate Code of Conduct and Ethics that apply to our directors, principal executive and financial officers will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver.

SOLICITATION OF PROXIES

Cost and Method

We will pay all of the costs of soliciting these proxies. The Company has engaged The Proxy Advisory Group, LLC, to assist in the solicitation of proxies and provide related advice and informational support, for a service fee and the reimbursement of customary disbursements that are estimated not to exceed $15,000 in the aggregate. In addition to solicitation by mail, our employees, officers and directors may, without additional compensation, solicit proxies by mail, e-mail, facsimile, in person or by telephone or other forms of telecommunication. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

Participants in the Proxy Solicitation

Under applicable regulations of the SEC, each of our directors may be deemed to be a participant in our solicitation of proxies in connection with the Annual Meeting. Please refer to the sections of this proxy statement entitled “Security Ownership of Certain Beneficial Owners and Management,” and “Management and Corporate Governance — The Board of Directors” for information about our directors who may be deemed participants in the solicitation. Except as described in this proxy statement, there are no agreements or understandings between us and any of our directors or executive officers relating to their employment with us or any future transactions.

OTHER MATTERS

As of the date of this proxy statement, the Board of Directors knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the best judgment and in the discretion of the persons voting the proxies.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in the Company’s proxy statement for consideration at the 2010 annual meeting of stockholders by submitting their proposals to the Company in a timely manner. In order to be so included for the next annual meeting, stockholder proposals must be received by the Company no later than November 2, 2009 and must otherwise comply with the requirements of Rule 14a-8.

In addition, the Company’s by-laws have an advance notice procedure with regard to nominations for the election of directors and business proposals to be brought before an annual meeting of stockholders by any stockholder. In general, any stockholder may nominate one or more persons for election as directors or propose business to be brought before an annual meeting, or both, only if such stockholder has given timely notice in proper written form of such nomination or nominations or business proposal, setting forth certain specified information relating to such stockholder and his or her nominations or business proposal. To be timely, notice must be received by the Company’s Secretary no earlier than December 17, 2009 and no later than January 16, 2010. Proposals that are not received in a timely manner will not be voted on at the 2010 annual meeting of stockholders. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. Stockholder proposals or notices of intent to nominate candidates for election as directors should be submitted to Majesco Entertainment Company, Attention: Secretary, at 160 Raritan Center Parkway, Suite 1, Edison, New Jersey 08837.

Edison, New Jersey
February 27, 2009

Our Annual Report on Form 10-K for the fiscal year ended October 31, 2008, as filed with the Securities and Exchange Commission, (other than exhibits thereto) which provides additional information about Majesco, is available to beneficial owners of our common stock without charge upon written request to Adam Sultan, Corporate Secretary, Majesco Entertainment Company, 160 Raritan Center Parkway, Suite 1, Edison, New Jersey 08837. The information is also publicly available through the EDGAR system at www.sec.gov and is available on our website at www.majescoentertainment.com in the “Investor Info” section.

APPENDIX A
AMENDED AND RESTATED 2004 EMPLOYEE, DIRECTOR AND CONSULTANT INCENTIVE PLAN
(as amended on           , 2009)

This Amended and Restated 2004 Employee, Director and Consultant Incentive Plan amends and restates in its entirety the Majesco Entertainment Company 2004 Employee, Director and Consultant Stock Plan.

1.       DEFINITIONS.

Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this Majesco Entertainment Company Amended and Restated 2004 Employee, Director and Consultant Incentive Plan, have the following meanings:

Administrator means the Board of Directors, unless it has delegated power to act on its behalf to the Committee, in which case the Administrator means the Committee.

Affiliate means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.

Agreement means an agreement between the Company and a Participant delivered pursuant to the Plan, in such form as the Administrator shall approve.

Board of Directors means the Board of Directors of the Company.

Cash Award shall mean an award of cash granted pursuant to the Plan.

Code means the United States Internal Revenue Code of 1986, as amended.

Committee means the committee of the Board of Directors to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan.

Common Stock means shares of the Company’s common stock, $0.001 par value per share.

Company means Majesco Entertainment Company, a Delaware corporation.

Disability or Disabled means permanent and total disability as defined in Section 22(e)(3) of the Code.

Employee means any employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Cash Awards or Stock Rights under the Plan.

Fair Market Value of a Share of Common Stock means:

(1)       If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the closing or last price of the Common Stock on the Composite Tape or other comparable reporting system for the trading day immediately preceding the applicable date;

(2)       If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the trading day on which Common Stock was traded immediately preceding the applicable date; and

(3)       If the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine.

ISO means an option meant to qualify as an incentive stock option under Section 422 of the Code.

Non-Qualified Option means an option which is not intended to qualify as an ISO.

Option means an ISO or Non-Qualified Option granted under the Plan.

Participant means an Employee, director or consultant of the Company or an Affiliate to whom one or more Cash Awards and/or Stock Rights are granted under the Plan. As used herein, “Participant” shall include “Participant’s Survivors” where the context requires.

Performance Goal means the goal or goals, if any, established by the Administrator based on one or more of the following business criteria that are to be achieved during a Performance Cycle determined by the Administrator: Earnings per share, operating income, net income, cash flow, gross profit, return on investment, gross margin, working capital, earnings before interest and tax (EBIT), earnings before interest, tax, depreciation and amortization (EBITDA), return on equity, return on assets, return on capital, revenue growth, total shareholder return, and economic value added, customer satisfaction, technology leadership, number of new patents, employee retention, market share, market segment share, product release schedules, new product innovation, product cost reduction through advanced technology, brand recognition/acceptance, and product ship targets. Performance Goals may be based (as the Administrator deems appropriate) on (a) Company-wide performance, (b) performance of a subsidiary, division, region, department, function, plant, facility or other operational unit of the Company, (c) individual performance (if applicable), or (d) any combination of the foregoing. Performance Goals may be set in any manner determined by the Administrator, including looking to achievement on an absolute basis or on a relative basis to prior periods or in relation to peer group, indexes or other external measure of the selected criteria. When the Administrator sets Performance Goals that are intended for “performance-based compensation” within the meaning of Section 162(m) of the Code, the Administrator shall establish the general objective rules that the Administrator will use to determine the extent, if any, that such Performance Goals have been met. In establishing the objective rules, the Administrator may take into account any extraordinary or one-time or other non-recurring items of income or expense or gain or loss or any events, transactions or other circumstances that the Administrator deems relevant in light of the nature of the Performance Goals set for the Participant or the assumptions made by the Administrator regarding such goals.

Performance Cycle means the period selected by the Administrator during which performance is measured for the purpose of determining the extent to which a Performance Goal has been achieved.

Plan means this Majesco Entertainment Company Amended and Restated 2004 Employee, Director and Consultant Incentive Plan.

Shares means shares of the Common Stock as to which Stock Rights have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 3 of the Plan. The Shares issued under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.

Stock Appreciation Right means the right to receive an amount equal to the excess of the Fair Market Value of a share of Common Stock (as determined on the date of exercise) over the purchase price of a share of Common Stock on the date a stock appreciation right is granted.

Stock-Based Award means a grant by the Company under the Plan of an equity award or equity based award which is not an Option or Stock Grant.

Stock Grant means a grant by the Company of Shares under the Plan.

Stock Right means a right to Shares or the value of Shares of the Company granted pursuant to the Plan — an ISO, a Non-Qualified Option, a Stock Grant or a Stock-Based Award.

Survivor means a deceased Participant’s legal representatives and/or any person or persons who acquired the Participant’s rights to a Cash Award or Stock Right by will or by the laws of descent and distribution.

2.       PURPOSES OF THE PLAN.

The Plan is intended to encourage ownership of Shares by Employees and directors of and certain consultants to the Company in order to attract such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the granting of ISOs, Non-Qualified Options, Stock Grants, Stock-Based Awards and Cash Awards.

3.       SHARES SUBJECT TO THE PLAN.

a.	The number of Shares which may be issued from time to time pursuant to this Plan shall be 10,642,857, or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any future stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 25 of the Plan.

b.	The grant of any Stock Right other than an Option or a Stock Appreciation Right shall for purposes of Paragraph 3(a), reduce the number of Shares available for issuance under this Plan by 1.18 Shares for each such Share actually subject to the Stock Right and shall be deemed for purposes of this Paragraph 3, as a Stock Right of 1.18 Shares for each such Share actually subject to the Stock Right. The grant of an Option or a Stock Appreciation Right shall be deemed for purposes of this Paragraph 3, as a Stock Right for one Share for each such Share actually subject to the Stock Right. Notwithstanding the foregoing, Stock Appreciation Rights to be settled in shares of Common Stock shall be counted in full against the number of Shares available for issuance under the Plan, regardless of the number of exercise gain shares issued upon the settlement of the Stock Appreciation Right.

c.	If an Option ceases to be “outstanding”, in whole or in part (other than by exercise), or if the Company shall reacquire (at no more than its original issuance price) any Shares issued pursuant to a Stock Grant or Stock Based Award, or if any Stock Right expires or is forfeited, cancelled, or otherwise terminated or results in any Shares not being issued, the unissued Shares which were subject to such Stock Right shall again be available for issuance from time to time pursuant to this Plan and in accordance with the provision of Paragraph 3(b) above. Notwithstanding the foregoing, if a Stock Right is exercised, in whole or in part, by tender of Shares or if the Company’s tax withholding obligation is satisfied by withholding Shares, the number of Shares deemed to have been issued under the Plan for purposes of the limitation set forth in Paragraph 3(a) above shall be the number of Shares that were subject to the Stock Right or portion thereof, and not the net number of Shares actually issued and any Stock Appreciation Right to be settled in shares of Common Stock shall be counted in full against the number of Shares available for issuance under the Plan, regardless of the number of exercise gain shares issued upon the settlement of the Stock Appreciation Right.

4.       ADMINISTRATION OF THE PLAN.

The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to the Committee, in which case the Committee shall be the Administrator. Subject to the provisions of the Plan, the Administrator is authorized to:

a.	Interpret the provisions of the Plan and all Stock Rights and Cash Awards and make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

b.	Determine which Employees, directors and consultants shall be granted Stock Rights and Cash Awards;

c.	Determine the number of Shares for which a Stock Right or Stock Rights shall be granted, provided, however, that in no event shall Stock Rights with respect to more than 1,000,000 Shares be granted to any Participant in any fiscal year. Determine the amount of any Cash Award, provided, however the maximum payment which may become payable to a Participant with respect to a Cash Award in any calendar year is $2,000,000.

d.	Specify the terms and conditions upon which Stock Rights and Cash Awards may be granted; and

e.	Adopt any sub-plans applicable to residents of any specified jurisdiction as it deems necessary or appropriate in order to comply with or take advantage of any tax or other laws applicable to the Company or to Plan Participants or to otherwise facilitate the administration of the Plan, which sub-plans may include additional restrictions or conditions applicable to Cash Awards, Stock Rights or Shares issuable pursuant to a Stock Right.

Provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of not causing any adverse tax consequences under Section 409A of the Code and preserving the tax status under Section 422 of the Code of those Options which are designated as ISOs. Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Cash Award or Stock Right granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is the Committee. In addition, if the Administrator is the Committee, the Board of Directors may take any action under the Plan that would otherwise be the responsibility of the Committee.

If permissible under applicable law, the Board of Directors or the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person selected by it. Any such allocation or delegation may be revoked by the Board of Directors or the Committee at any time.

5.       ELIGIBILITY FOR PARTICIPATION.

The Administrator will, in its sole discretion, name the Participants in the Plan, provided, however, that each Participant must be an Employee, director or consultant of the Company or of an Affiliate at the time a Stock Right or Cash Award is granted. Notwithstanding the foregoing, the Administrator may authorize the grant of a Stock Right or Cash Award to a person not then an Employee, director or consultant of the Company or of an Affiliate; provided, however, that the actual grant of such Stock Right or Cash Award shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Agreement evidencing such Stock Right or Cash Award. ISOs may be granted only to Employees. Non-Qualified Options, Stock Grants, Stock-Based Awards and Cash Awards may be granted to any Employee, director or consultant of the Company or an Affiliate. The granting of any Stock Right or Cash Award to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of any Stock Right or Cash Award.

6.       TERMS AND CONDITIONS OF OPTIONS.

Each Option shall be set forth in writing in an Option Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Administrator may provide that Options be granted subject to such terms and conditions, consistent with the terms and conditions specifically required under this Plan, as the Administrator may deem appropriate including, without limitation, subsequent approval by the shareholders of the Company of this Plan or any amendments thereto. The Option Agreements shall be subject to at least the following terms and conditions:

A.       Non-Qualified Options: Each Option intended to be a Non-Qualified Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non-Qualified Option:

a.	Option Price: Each Option Agreement shall state the option price (per share) of the Shares covered by each Option, which option price shall be determined by the Administrator but shall not be less than the Fair Market Value per share of Common Stock;

b.	Number of Shares: Each Option Agreement shall state the number of Shares to which it pertains;

c.	Option Periods: Each Option Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain conditions or the attainment of stated goals or events including, but not limited to, the Performance Goals; and

d.	Option Conditions: Exercise of any Option may be conditioned upon the Participant’s execution of a Share purchase agreement in form satisfactory to the Administrator providing for certain protections for the Company and its other shareholders, including requirements that:

i.	The Participant’s or the Participant’s Survivors’ right to sell or transfer the Shares may be restricted; and

ii.	The Participant or the Participant’s Survivors may be required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.

e.	Each Non-Qualified Option shall terminate not more than seven years from the date of the grant or at such earlier time as the Option Agreement may provide.

B.       ISOs: Each Option intended to be an ISO shall be issued only to an Employee and be subject to the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Section 422 of the Code and relevant regulations and rulings of the Internal Revenue Service:

a.	Minimum standards: The ISO shall meet the minimum standards required of Non-Qualified Options, as described in Paragraph 6(A) above, except clause (a) thereunder.

b.	Option Price: Immediately before the ISO is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Section 424(d) of the Code:

i.	10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, the Option price per share of the Shares covered by each ISO shall not be less than 100% of the Fair Market Value per share of the Shares on the date of the grant of the Option; or

ii.	More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, the Option price per share of the Shares covered by each ISO shall not be less than 110% of the said Fair Market Value on the date of grant.

c.	Term of Option: For Participants who own:

i.	10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than seven years from the date of the grant or at such earlier time as the Option Agreement may provide; or

ii.	More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than five years from the date of the grant or at such earlier time as the Option Agreement may provide.

d.	Limitation on Yearly Exercise: The Option Agreements shall restrict the amount of ISOs which may become exercisable in any calendar year (under this or any other ISO plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined at the time each ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Participant in any calendar year does not exceed $100,000.

7.       TERMS AND CONDITIONS OF STOCK GRANTS.

Each offer of a Stock Grant to a Participant shall state the date prior to which the Stock Grant must be accepted by the Participant, and the principal terms of each Stock Grant shall be set forth in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards:

a.	Each Agreement shall state the purchase price (per share), if any, of the Shares covered by each Stock Grant, which purchase price shall be determined by the Administrator but shall not be less than the minimum consideration required by the Delaware General Corporation Law on the date of the grant of the Stock Grant;

b.	Each Agreement shall state the number of Shares to which the Stock Grant pertains; and

c.	Each Agreement shall include the terms of any right of the Company to restrict or reacquire the Shares subject to the Stock Grant, including the time and events upon which such reacquisition rights shall accrue including, but not limited to, the attainment of any Performance Goals, and the purchase price therefor, if any.

8.       TERMS AND CONDITIONS OF OTHER STOCK-BASED AWARDS.

The Board shall have the right to grant other Stock-Based Awards based upon the Common Stock having such terms and conditions as the Board may determine, including, without limitation, the grant of Shares based upon certain conditions including, but not limited to, the Performance Goals, the grant of securities convertible into Shares and the grant of Stock Appreciation Rights, phantom stock awards or stock units. The principal terms of each Stock-Based Award shall be set forth in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company. Notwithstanding the foregoing, each Stock Appreciation Right shall (i) have a purchase price which shall not be less than the Fair Market Value per Share of Common Stock and (ii) terminate not more than seven years from the date of the grant or at such earlier time as the Agreement therefor may provide.

The Company intends that the Plan and any Stock-Based Awards granted hereunder be exempt from the application of Section 409A of the Code or meet the requirements of paragraphs (2), (3) and (4) of subsection (a) of Section 409A of the Code (and any successor provisions of the Code) and the regulations and other guidance issued thereunder (the “Requirements”), to the extent applicable, and be operated in accordance with such Requirements so that any compensation deferred under any Stock-Based Award (and applicable investment earnings) shall not be included in income under Section 409A of the Code. Any ambiguities in the Plan shall be construed to effect the intent as described in this Paragraph 8.

9.       TERMS AND CONDITIONS OF CASH AWARDS.

The Administrator is authorized, subject to limitations under applicable law, to grant to any Participant a Cash Award, including as a short-term incentive bonus award, whether awarded separately or as a supplement to any Stock Right. The Administrator shall determine the terms and conditions of such Cash Awards. The Administrator acting in its absolute discretion may make Cash Awards subject to one or more Performance Goals that the Administrator deems appropriate for Participants generally or for a Participant in particular, and shall establish the Performance Cycle for satisfying the same. If the Cash Award is a short-term incentive bonus that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the right to receive such Cash Award shall be conditional upon the achievement of objective Performance Goals that have been established by the Administrator in writing not later than the earlier of (i) 90 days after the beginning of a Performance Cycle and (ii) the date by which no more than 25% of a Performance Cycle has elapsed.

The Administrator shall certify in writing the extent, if any, to which the Performance Goals for a Performance Cycle of a short-term incentive bonus that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code have been met and shall determine the Cash Award payable to a Participant based on the extent to which he or she met his or her Performance Goals. If the Administrator certifies that a Cash Award is payable to a Participant for any Performance Cycle, such Cash Award shall be paid as soon as practical after such certification has been made, but in no event later than 2 1/2 months after the end of the calendar year in which the Performance Cycle ends. However, to the extent permitted by applicable law, no Participant shall have a nonforfeitable right to the payment of a bonus for any Performance Cycle if his or her employment with the Company has terminated for any reason whatsoever (other than death, Disability or retirement) before the date the bonus actually is paid. It is intended that a Cash Award be exempt from the application of Section 409A of the Code as a “short-term deferral.”

10.       EXERCISE OF OPTIONS AND ISSUE OF SHARES.

An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company or its designee, together with provision for payment of the full purchase price in accordance with this Paragraph for the Shares as to which the Option is being exercised, and upon compliance with any other condition(s) set forth in the Agreement. Such notice shall be signed by the person exercising the Option, shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Agreement. Payment of the purchase price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock having a Fair Market Value equal as of the date of the exercise to the cash exercise price of the Option, or (c) at the discretion of the Administrator, by having the Company retain from the shares otherwise issuable upon exercise of the Option, a number of shares having a Fair Market Value equal as of the date of exercise to the exercise price of the Option, or (d) at the discretion of the Administrator, by delivery of the grantee’s personal recourse note, bearing interest payable not less than annually at no less than 100% of the applicable Federal rate, as defined in Section 1274(d) of the Code, with or without the pledge of such Shares as collateral, or (e) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator, or (f) at the discretion of the Administrator, by any combination of (a), (b), (c), (d) and (e) above, or (g) at the discretion of the Administrator, payment of such other lawful consideration as the Board may determine. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.

The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant’s Survivors, as the case may be). In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be fully paid, non-assessable Shares.

The Administrator shall have the right to accelerate the date of exercise of any installment of any Option; provided that the Administrator shall not accelerate the exercise date of any installment of any Option granted to an Employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to Paragraph 28) without the prior approval of the Employee if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6.B.d.

The Administrator may, in its discretion, amend any term or condition of an outstanding Option provided (i) such term or condition as amended is permitted by the Plan, (ii) any such amendment shall be made only with the consent of the Participant to whom the Option was granted, or in the event of the death of the Participant, the Participant’s Survivors, if the amendment is adverse to the Participant, and (iii) any such amendment of any Option shall be made only after the Administrator determines whether such amendment would constitute a “modification” of any Option which is an ISO (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holder of such Option including, but not limited to, pursuant to Section 409A of the Code.

11.       ACCEPTANCE OF STOCK GRANTS AND STOCK-BASED AWARDS AND ISSUE OF SHARES.

A Stock Grant or Stock-Based Award (or any part or installment thereof) shall be accepted by executing the applicable Agreement and delivering it to the Company or its designee, together with provision for payment of the full purchase price, if any, in accordance with this Paragraph for the Shares as to which such Stock Grant or Stock-Based Award is being accepted, and upon compliance with any other conditions set forth in the applicable Agreement. Payment of the purchase price for the Shares as to which such Stock Grant or Stock-Based Award is being accepted shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock having a Fair Market Value equal as of the date of acceptance of the Stock Grant or Stock-Based Award to the purchase price of the Stock Grant or Stock-Based Award, or (c) at the discretion of the Administrator, by delivery of the grantee’s personal note, for full or partial recourse as determined by the Administrator, bearing interest payable not less than annually at no less than 100% of the applicable Federal rate, as defined in Section 1274(d) of the Code, or (d) at the discretion of the Administrator, by any combination of (a), (b) and (c) above.

The Company shall then, if required pursuant to the applicable Agreement, reasonably promptly deliver the Shares as to which such Stock Grant or Stock-Based Award was accepted to the Participant (or to the Participant’s Survivors, as the case may be), subject to any escrow provision set forth in the applicable Agreement. In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance.

The Administrator may, in its discretion, amend any term or condition of an outstanding Stock Grant, Stock-Based Award or applicable Agreement provided (i) such term or condition as amended is permitted by the Plan, (ii) any such amendment shall be made only with the consent of the Participant to whom the Stock Grant or Stock-Based Award was made, if the amendment is adverse to the Participant, and (iii) any such amendment shall only be made after the Administrator determines whether such amendment would cause any adverse tax consequences to the Participant including, but not limited to, pursuant to Section 409A of the Code.

12.	RIGHTS AS A SHAREHOLDER.

No Participant to whom a Stock Right has been granted shall have rights as a shareholder with respect to any Shares covered by such Stock Right, except after due exercise of the Option or acceptance of the Stock Grant or as set forth in any Agreement and tender of the full purchase price, if any, for the Shares being purchased pursuant to such exercise or acceptance and registration of the Shares in the Company’s share register in the name of the Participant.

13.	ASSIGNABILITY AND TRANSFERABILITY.

By its terms, a Cash Award or Stock Right granted to a Participant shall not be transferable by the Participant other than by will or by the laws of descent and distribution. The designation of a beneficiary of a Cash Award or Stock Right by a Participant, with the prior approval of the Administrator and in such form as the Administrator shall prescribe, shall not be deemed a transfer prohibited by this Paragraph. Except as provided above, a Cash Award or Stock Right shall only be exercisable or may only be accepted, during the Participant’s lifetime, only by such Participant (or by his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Cash Award or Stock Right or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon a Cash Award or Stock Right, shall be null and void.

14.       EFFECT ON OPTIONS OF TERMINATION OF SERVICE OTHER THAN “FOR CAUSE” OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement, in the event of a termination of service (whether as an employee, director or consultant) with the Company or an Affiliate before the Participant has exercised an Option, the following rules apply:

a.	A Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate (for any reason other than termination “for cause”, Disability, or death for which events there are special rules in Paragraphs 15, 16, and 17, respectively), may exercise any Option granted to him or her to the extent that the Option is exercisable on the date of such termination of service, but only within such term as the Administrator has designated in a Participant’s Option Agreement.

b.	Except as provided in Subparagraph (c) below, or Paragraph 16 or 17, in no event may an Option intended to be an ISO, be exercised later than three months after the Participant’s termination of employment.

c.	The provisions of this Paragraph, and not the provisions of Paragraph 16 or 17, shall apply to a Participant who subsequently becomes Disabled or dies after the termination of employment, director status or consultancy, provided, however, in the case of a Participant’s Disability or death within three months after the termination of employment, director status or consultancy, the Participant or the Participant’s Survivors may exercise the Option within one year after the date of the Participant’s termination of service, but in no event after the date of expiration of the term of the Option.

d.	Notwithstanding anything herein to the contrary, if subsequent to a Participant’s termination of employment, termination of director status or termination of consultancy, but prior to the exercise of an Option, the Board of Directors determines that, either prior or subsequent to the Participant’s termination, the Participant engaged in conduct which would constitute “cause”, then such Participant shall forthwith cease to have any right to exercise any Option.

e.	A Participant to whom an Option has been granted under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a permanent and total Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide; provided however that for ISOs any leave of absence granted by the Administrator of greater than ninety days unless pursuant to a contract or statute that guarantees the right to reemployment shall cause such ISO to become a Non-Qualified Option.

f.	Except as required by law or as set forth in a Participant’s Agreement, Options granted under the Plan shall not be affected by any change of a Participant’s status within or among the Company and any Affiliates, so long as the Participant continues to be an employee, director or consultant of the Company or any Affiliate.

15.       EFFECT ON OPTIONS OF TERMINATION OF SERVICE “FOR CAUSE”.

Except as otherwise provided in a Participant’s Option Agreement, the following rules apply if the Participant’s service (whether as an employee, director or consultant) with the Company or an Affiliate is terminated “for cause” prior to the time that all his or her outstanding Options have been exercised:

a.	All outstanding and unexercised Options as of the time the Participant is notified his or her service is terminated “for cause” will immediately be forfeited.

b.	For purposes of this Plan, “cause” shall include (and is not limited to) dishonesty with respect to the Company or any Affiliate, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company, and conduct substantially prejudicial to the business of the Company or any Affiliate. The determination of the Administrator as to the existence of “cause” will be conclusive on the Participant and the Company.

c.	“Cause” is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of “cause” occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute “cause”, then the right to exercise any Option is forfeited.

d.	Any definition in an agreement between the Participant and the Company or an Affiliate, which contains a conflicting definition of “cause” for termination and which is in effect at the time of such termination, shall supersede the definition in this Plan with respect to that Participant.

16.       EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement, a Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant:

a.	To the extent that the Option has become exercisable but has not been exercised on the date of Disability; and

b.	In the event rights to exercise the Option accrue periodically over time, to the extent of a pro rata portion through the date of Disability of any additional vesting rights that would have accrued on the next vesting date had the Participant not become Disabled. The proration shall be based upon the number of days accrued in the current vesting period prior to the date of Disability.

A Disabled Participant may exercise such rights only within the period ending one year after the date of the Participant’s termination of employment, directorship or consultancy, as the case may be, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not become Disabled and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.

The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

17.       EFFECT ON OPTIONS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Option Agreement, in the event of the death of a Participant while the Participant is an employee, director or consultant of the Company or of an Affiliate, such Option may be exercised by the Participant’s Survivors:

a.	To the extent that the Option has become exercisable but has not been exercised on the date of death; and

b.	In the event rights to exercise the Option accrue periodically over time, to the extent of a pro rata portion through the date of death of any additional vesting rights that would have accrued on the next vesting date had the Participant not died. The proration shall be based upon the number of days accrued in the current vesting period prior to the Participant’s date of death.

If the Participant’s Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.

18.       EFFECT OF TERMINATION OF SERVICE ON UNACCEPTED STOCK GRANTS AND STOCK-BASED AWARDS.

In the event of a termination of service (whether as an employee, director or consultant) with the Company or an Affiliate for any reason before the Participant has accepted a Stock Grant or Stock-Based Award, such offer shall terminate.

For purposes of this Paragraph 18 and Paragraph 19 below, a Participant to whom a Stock Grant or Stock-Based Award has been offered and accepted under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a permanent and total Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

In addition, for purposes of this Paragraph 18 and Paragraph 19 below, any change of employment or other service within or among the Company and any Affiliates shall not be treated as a termination of employment, director status or consultancy so long as the Participant continues to be an employee, director or consultant of the Company or any Affiliate.

19.       EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE OTHER THAN “FOR CAUSE” OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Agreement, in the event of a termination of service (whether as an employee, director or consultant), other than termination “for cause,” Disability, or death for which events there are special rules in Paragraphs 20, 21, and 22, respectively, before all Company rights of repurchase shall have lapsed, then the Company shall have the right to repurchase that number of Shares subject to a Stock Grant as to which the Company’s repurchase rights have not lapsed.

20.       EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE “FOR CAUSE”.

Except as otherwise provided in a Participant’s Agreement, the following rules apply if the Participant’s service (whether as an employee, director or consultant) with the Company or an Affiliate is terminated “for cause”:

a.	All Shares subject to any Stock Grant shall be immediately subject to repurchase by the Company at the purchase price, if any, thereof.

b.	For purposes of this Plan, “cause” shall include (and is not limited to) dishonesty with respect to the employer, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company, and conduct substantially prejudicial to the business of the Company or any Affiliate. The determination of the Administrator as to the existence of “cause” will be conclusive on the Participant and the Company.

c.	“Cause” is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of “cause” occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute “cause,” then the Company’s right to repurchase all of such Participant’s Shares shall apply.

d.	Any definition in an agreement between the Participant and the Company or an Affiliate, which contains a conflicting definition of “cause” for termination and which is in effect at the time of such termination, shall supersede the definition in this Plan with respect to that Participant.

21.       EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Agreement, the following rules apply if a Participant ceases to be an employee, director or consultant of the Company or of an Affiliate by reason of Disability: to the extent the Company’s rights of repurchase have not lapsed on the date of Disability, they shall be exercisable; provided, however, that in the event such rights of repurchase lapse periodically over time, such rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant through the date of Disability as would have lapsed had the Participant not become Disabled. The proration shall be based upon the number of days accrued prior to the date of Disability.

The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

22.       EFFECT ON STOCK GRANTS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Agreement, the following rules apply in the event of the death of a Participant while the Participant is an employee, director or consultant of the Company or of an Affiliate: to the extent the Company’s rights of repurchase have not lapsed on the date of death, they shall be exercisable; provided, however, that in the event such rights of repurchase lapse periodically over time, such rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant through the date of death as would have lapsed had the Participant not died. The proration shall be based upon the number of days accrued prior to the Participant’s death.

23.       PURCHASE FOR INVESTMENT.

Unless the offering and sale of the Shares to be issued upon the particular exercise or acceptance of a Stock Right shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (the “1933 Act”), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

a.	The person(s) who exercise(s) or accept(s) such Stock Right shall warrant to the Company, prior to the receipt of such Shares, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing their Shares issued pursuant to such exercise or such grant:

“The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws.”

b.	At the discretion of the Administrator, the Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise or acceptance in compliance with the 1933 Act without registration thereunder.

24.	DISSOLUTION OR LIQUIDATION OF THE COMPANY.

Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised and all Stock Grants and Stock-Based Awards which have not been accepted will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant’s Survivors have not otherwise terminated and expired, the Participant or the Participant’s Survivors will have the right immediately prior to such dissolution or liquidation to exercise or accept any Stock Right to the extent that the Stock Right is exercisable or subject to acceptance as of the date immediately prior to such dissolution or liquidation. Upon the dissolution or liquidation of the Company, any outstanding Cash Awards or Stock-Based Awards shall immediately terminate unless otherwise determined by the Administrator or specifically provided in the applicable Agreement.

25.       ADJUSTMENTS.

Upon the occurrence of any of the following events, a Participant’s rights with respect to any Stock Right granted to him or her hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in a Participant’s Agreement:

a.	Stock Dividends and Stock Splits. If (i) the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock, the number of shares of Common Stock deliverable upon the exercise of an Option or acceptance of a Stock Grant shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made including, in the purchase price per share, to reflect such events. The number of Shares subject to the limitations in Paragraphs 3 and 4(c) shall also be proportionately adjusted upon the occurrence of such events.

b.	Corporate Transactions. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company’s assets other than a transaction to merely change the state of incorporation (a “Corporate Transaction”), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the “Successor Board”), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that all Options must be exercised (either to the extent then exercisable or, at the discretion of the Administrator, or, upon a change of control of the Company, all Options being made fully exercisable for purposes of this Subparagraph), within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (iii) terminate all Options in exchange for a cash payment equal to the excess of the Fair Market Value of the Shares subject to such Options (either to the extent then exercisable or, at the discretion of the Administrator, all Options being made fully exercisable for purposes of this Subparagraph) over the exercise price thereof.

With respect to outstanding Stock Grants, the Administrator or the Successor Board, shall either (i) make appropriate provisions for the continuation of such Stock Grants by substituting on an equitable basis for the Shares then subject to such Stock Grants either the consideration payable with respect to the outstanding Shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that all Stock Grants must be accepted (to the extent then subject to acceptance) within a specified number of days of the date of such notice, at the end of which period the offer of the Stock Grants shall terminate; or (iii) terminate all Stock Grants in exchange for a cash payment equal to the excess of the Fair Market Value of the Shares subject to such Stock Grants over the purchase price thereof, if any. In addition, in the event of a Corporate Transaction, the Administrator may waive any or all Company repurchase rights with respect to outstanding Stock Grants.

c.	Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Company other than a Corporate Transaction pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising an Option or accepting a Stock Grant after the recapitalization or reorganization shall be entitled to receive for the purchase price paid upon such exercise or acceptance the number of replacement securities which would have been received if such Option had been exercised or Stock Grant accepted prior to such recapitalization or reorganization.

d.	Adjustments to Cash Awards and Stock-Based Awards. Upon the happening of any of the events described in Subparagraphs A, B or C above, any outstanding Cash Award and Stock-Based Award shall be appropriately adjusted to reflect the events described in such Subparagraphs. The Administrator or the Successor Board shall determine the specific adjustments to be made under this Paragraph 25 and, subject to Paragraph 4, its determination shall be conclusive.

e.	Modification of Options. Notwithstanding the foregoing, any adjustments made pursuant to Subparagraph A, B or C above with respect to Options shall be made only after the Administrator determines whether such adjustments would constitute a “modification” of any ISO (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holders of such Options, including, but not limited to, pursuant to Section 409A of the Code. If the Administrator determines that such adjustments made with respect to Options would constitute a modification or other adverse tax consequence, it may refrain from making such adjustments, unless the holder of an Option specifically agrees in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such “modification” on his or her income tax treatment with respect to the Option. This paragraph shall not apply to the acceleration of the vesting of any ISO that would cause any portion of the ISO to violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6B(d).

26.	ISSUANCES OF SECURITIES.

Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Stock Rights. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company prior to any issuance of Shares pursuant to a Stock Right.

27.       FRACTIONAL SHARES.

No fractional shares shall be issued under the Plan and the person exercising a Stock Right shall receive from the Company cash in lieu of such fractional shares equal to the Fair Market Value thereof.

28.       CONVERSION OF ISOs INTO NON-QUALIFIED OPTIONS; TERMINATION OF ISOs.

The Administrator, at the written request of any Participant, may in its discretion take such actions as may be necessary to convert such Participant’s ISOs (or any portions thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Participant is an employee of the Company or an Affiliate at the time of such conversion. At the time of such conversion, the Administrator (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any Participant the right to have such Participant’s ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Administrator takes appropriate action. The Administrator, with the consent of the Participant, may also terminate any portion of any ISO that has not been exercised at the time of such conversion.

29.       WITHHOLDING.

In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act (“F.I.C.A.”) withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Participant’s salary, wages or other remuneration in connection with the exercise or acceptance of a Cash Award or Stock Right or in connection with a Disqualifying Disposition (as defined in Paragraph 30) or upon the lapsing of any right of repurchase, the Company may withhold from the Participant’s compensation, if any, or may require that the Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the statutory minimum amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company’s Common Stock or a promissory note, is authorized by the Administrator (and permitted by law). For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner provided in Paragraph 1 above, as of the most recent practicable date prior to the date of exercise. If the fair market value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer. The Administrator in its discretion may condition the exercise of an Option for less than the then Fair Market Value on the Participant’s payment of such additional withholding.

30.	NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.

Each Employee who receives an ISO must agree to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition of any shares acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is defined in Section 424(c) of the Code and includes any disposition (including any sale or gift) of such shares before the later of (a) two years after the date the Employee was granted the ISO, or (b) one year after the date the Employee acquired Shares by exercising the ISO, except as otherwise provided in Section 424(c) of the Code. If the Employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

31.	TERMINATION OF THE PLAN.

The Plan will terminate on February 13, 2018, the date which is ten years from the earlier of the date of its initial adoption by the Board of Directors and the date of its approval by the shareholders. The Plan may be terminated at an earlier date by vote of the shareholders or the Board of Directors of the Company; provided, however, that any such earlier termination shall not affect any Agreements executed prior to the effective date of such termination.

32.	AMENDMENT OF THE PLAN AND AGREEMENTS.

The Plan may be amended by the shareholders of the Company. The Plan may also be amended by the Administrator, including, without limitation, to the extent necessary to qualify any or all outstanding Stock Rights granted under the Plan or Stock Rights to be granted under the Plan for favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code, and to the extent necessary to qualify the shares issuable upon exercise or acceptance of any outstanding Stock Rights granted, or Stock Rights to be granted, under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers. Any amendment approved by the Administrator which the Administrator determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval. Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under a Cash Award or Stock Right previously granted to him or her. With the consent of the Participant affected, the Administrator may amend outstanding Agreements in a manner which may be adverse to the Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Agreements may be amended by the Administrator in a manner which is not adverse to the Participant. Notwithstanding the foregoing, the Administrator shall not allow either (a) the cancellation of outstanding Options or Stock Appreciation Rights and the grant in substitution therefore of new Stock Rights having a lower exercise price or (b) the amendment of outstanding Options or Stock Appreciation Rights to reduce the exercise price thereof without shareholder approval.

33.	EMPLOYMENT OR OTHER RELATIONSHIP.

Nothing in this Plan or any Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.

34.       GOVERNING LAW.

This Plan shall be construed and enforced in accordance with the law of the State of Delaware.

MAJESCO ENTERTAINMENT COMPANY
160 Raritan Center Parkway, Suite 1
Edison, New Jersey 08837
(732) 225-8910

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

April 21, 2009

THE BOARD OF DIRECTORS OF MAJESCO ENTERTAINMENT COMPANY SOLICITS THIS PROXY

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement in connection with the Annual Meeting of Stockholders to be held on April 21, 2009, at Majesco’s offices, located at 160 Raritan Center Parkway, Suite 1, Edison, New Jersey 08837, and hereby appoints Jesse Sutton, our Chief Executive Officer, and John Gross, our Executive Vice President and Chief Financial Officer, with full power to act alone, and each of them (with full power to act alone), as attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of Majesco Entertainment Company registered in the name provided in this Proxy which the undersigned is entitled to vote at the Annual Meeting of Stockholders, and at any adjournments of the meeting, with all the powers the undersigned would have if personally present at the meeting. Without limiting the general authorization given by this Proxy, the proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the Proxy.

This Proxy when executed will be voted in the manner directed herein. If no direction is made this Proxy will be voted FOR Proposals 1 and 3.

In their discretion the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments of the meeting.

1.  Election of Class I Directors (or if any nominee is not available for election, such substitute as the Board of Directors may designate):

Proposal to elect nominees:

Jesse Sutton	☐ FOR	☐ WITHHOLD VOTE
Louis Lipschitz	☐ FOR	☐ WITHHOLD VOTE

2.  To approve an amendment to our Amended and Restated 2004 Employee, Director and Consultant Incentive Plan to increase the number of shares available for issuance there under in the amount of 3,000,000 shares.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.  To ratify the appointment of McGladrey & Pullen, LLP as our independent public accountants for the fiscal year ending October 31, 2009.

☐ FOR	☐ AGAINST	☐ ABSTAIN

☒  Please mark votes as in this example.

The Board of Directors recommends a vote FOR Proposals 1, 2 and 3.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature:	Date

Signature:	Date

PLEASE CAST YOUR VOTE AS SOON AS POSSIBLE!